UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

SCHEDULE 14A
(RULE 14A-101)

__________________________________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

BIG DIGITAL ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

DATED OCTOBER 9, 2026

Explanatory Note:    This amended and restated preliminary proxy statement (i) updates Proposal No. 4 in order to request that stockholders approve an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock from 90,000,000 to 600,000,000 shares (instead of 400,000,000 shares), (ii) updates the earliest mailing date for the definitive proxy statement to October 23, 2026 and (iii) updates stockholder proposal deadlines related to the mailing date. There are no other changes to the preliminary proxy statement filed on September 25, 2026.

October 23, 2026

Dear Stockholders of Big Digital Energy, Inc.,

On behalf of the Board of Directors and management of Big Digital Energy, Inc., we are pleased to invite you to attend our upcoming Annual Meeting.

This year has marked an important period of transformation for Big Digital. Following a complete turnover of the Board and corporate rebranding, we have set a clear path towards the intersection of energy and the rapidly expanding demand for high-performance digital infrastructure. We want to make clear our objective: to develop and operate power-backed, scalable infrastructure capable of serving the evolving needs of artificial intelligence, high-performance computing, digital assets and other energy-intensive computing applications.

Looking ahead, we believe Big Digital has significant opportunities for growth. We are continuing to develop our infrastructure platform, expanding our ability to serve enterprise customers, and pursuing investments that we believe can deliver attractive long-term returns for our stockholders.

We believe Big Digital has an opportunity to become an important infrastructure provider for the digital economy. Realizing that opportunity will require continued investment, careful execution and a willingness to adapt as technology, energy markets and customer demands evolve. We are focused on building a business that can grow with these markets while remaining disciplined in our approach to capital and shareholder value. Our Board and management team remain committed to these principles as we execute our strategy and position Big Digital for the next phase of its development.

We are grateful for the continued support of our stockholders, employees, customers, business partners and other stakeholders. We look forward to the opportunities ahead and to sharing our progress with you.

Thank you for your investment in and support of Big Digital.

/s/ Joshua A. Kilgore
Joshua A. Kilgore
Executive Chair

NOTICE OF THE 2026 ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	November 13, 2026, 10:00 am Eastern Time
Place:	Virtual Meeting Portal Meeting link: meetnow.global/M5XML7Y
Items of Business:	1. Elect seven (7) nominees as directors of the Company to serve until the 2027 annual meeting of stockholders.

2.      Approve the potential issuance of Common Stock upon conversion of the Series D Convertible Preferred Stock and exercise of the Warrant equal to 20% or more of the common stock outstanding before the issuance of the Series D Convertible Preferred Stock.

3. Amend and restate the 2024 Omnibus Equity Incentive Plan to increase the number of shares of common stock authorized for issuance under the Plan by 1,000,000 shares.

4.      Amend the Company’s certificate of incorporation to increase the number of authorized shares of common stock from 90,000,000 to 600,000,000 shares and the number of authorized shares of preferred stock from 1,000,000 to 2,000,000 shares.

5. Ratify the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

6.      Authorize the adjournment, if necessary or appropriate, of the Annual Meeting, including to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the foregoing proposals.

In addition, we will transact such other business as may properly come before the Annual Meeting or any adjournments of the Annual Meeting.
Who Can Vote:	Stockholders of record at the close of business on September 14, 2026 are entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof.
Important Notice Regarding Proxy Materials

This Notice presents an overview of the complete Proxy Statement, which accompanies this Notice. The Proxy Statement and our Annual Report are available on our website, www.bigdigital.energy, the Securities and Exchange Commission’s website, www.sec.gov, and at https://www.edocumentview.com/BGDE.

YOUR VOTE IS VERY IMPORTANT.

Whether or not you plan to participate in the Annual Meeting, the prompt execution and return of your proxy card or vote over the telephone or Internet as instructed in these materials as promptly as possible will ensure that your shares are represented at the Annual Meeting and minimize the cost of proxy solicitation. Thank you for your continued support.

The Board recommends you vote (1) FOR the election of seven (7) director nominees; (2) FOR the potential issuance of common stock upon conversion of the Series D Convertible Preferred Stock and exercise of the Warrant equal to 20% or more of the common stock outstanding before the issuance of the Series D Convertible Preferred Stock; (3) FOR the amendment and restatement of the 2024 Omnibus Equity Incentive Plan to increase the number of shares of common stock authorized for issuance under the Plan by 1,000,000 shares; (4) FOR the amendment of the Company’s certificate of incorporation to increase the number of authorized shares of common stock from 90,000,000 to 600,000,000 shares and the number of authorized shares of preferred stock from 1,000,000 to 2,000,000 shares; (5) FOR the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and (6) FOR the authorization of the adjournment, if necessary or appropriate, of the Annual Meeting, including to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the foregoing proposals.

By Order of the Board of Directors,
/s/ Kaliste Saloom
Kaliste Saloom
General Counsel and Corporate Secretary
October 23, 2026

i

BIG DIGITAL ENERGY, INC.

950 Railroad Ave., Midland, PA 15059

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On

November 13, 2026, 10:00 am Eastern Time

This Proxy Statement contains information about the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Big Digital Energy, Inc. (referred to in this Proxy Statement as “Big Digital”, “the Company”, “we”, “our” or “us”).

The Annual Meeting will be held virtually on:

November 13, 2026, 10:00 am Eastern Time

You can attend the Annual Meeting via the virtual meeting portal at:

Meeting link: meetnow.global/M5XML7Y

Holding the Annual Meeting online enables our stockholders to participate from any location with internet connectivity, enhances accessibility for all stockholders, and reduces the carbon footprint of our activities. The Annual Meeting has been designed to provide the same rights to participate as stockholders would have at an in-person meeting. Information on how to participate in this year’s virtual Meeting can be found below.

This Proxy Statement is furnished in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting and at any adjournment of the Annual Meeting. All proxies will be voted in accordance with the instructions they contain. If you do not specify your voting instructions on your proxy, it will be voted in accordance with the recommendations of our Board.

The Notice of the 2026 Annual Meeting of Stockholders, Proxy Statement, proxy card and our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2026 (the “2025 Form 10-K”), are first being made available to stockholders on or about October 23, 2026 and are also available online at www.bigdigital.energy, the SEC’s website, www.sec.gov, and https://www.edocumentview.com/BGDE. For ease of voting, stockholders are encouraged to vote using the Internet. We encourage you to access and review all the information in the proxy materials before voting.

QUESTIONS AND ANSWERS ABOUT ATTENDING THE ANNUAL MEETING AND VOTING

Instructions on How to Attend the Annual Meeting

To participate in the Annual Meeting, you must access the Virtual Meeting Portal using the link:

Meeting link: meetnow.global/M5XML7Y. The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on September 14, 2026 (the “Record Date”), or if you hold a valid proxy for the Annual Meeting.

To participate in the Annual Meeting, you will need to review the information included on your proxy card or on the instructions that accompanied your proxy materials. If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare Trust Company, N.A. (“Computershare”)), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the proxy card that you received.

If you hold your shares through an intermediary, such as a bank or brokerage firm, you must register in advance using the instructions below.

To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Big Digital Energy, Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time, on November 10, 2026. You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email: Forward the email from your brokerage firm, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail: Computershare
Big Digital Energy, Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

The virtual meeting platform is supported across Microsoft Edge, Firefox, Chrome and Safari browsers and most devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Annual Meeting. We encourage you to access the Annual Meeting prior to the start time. For further assistance, should you need it, you may call Local 1-888-724-2416 or International +1 781-575-2748.

What is the purpose of the Annual Meeting?

Our Annual Meeting will be held to vote on the following proposals:

1.      Elect seven (7) nominees as directors of the Company to serve until the 2027 annual meeting of stockholders.

2.      Approve the potential issuance of common stock upon conversion of the Series D Convertible Preferred Stock and exercise of the Warrant equal to 20% or more of the common stock outstanding before the issuance of the Series D Convertible Preferred Stock.

3.      Amend and restate the 2024 Omnibus Equity Incentive Plan to increase the number of shares of common stock authorized for issuance under the Plan by 1,000,000 shares.

4.      Amend the Company’s certificate of incorporation to increase the number of authorized shares of common stock from 90,000,000 to 600,000,000 shares and the number of authorized shares of preferred stock from 1,000,000 to 2,000,000 shares.

5.      Ratify the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

6.      Authorize the adjournment, if necessary or appropriate, of the Annual Meeting, including to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the foregoing proposals.

In addition, we will transact such other business as may properly come before the Annual Meeting or any adjournments of the Annual Meeting.

This Proxy Statement provides detailed information about each of the proposals.

Who can vote?

You may vote if you were a stockholder of Big Digital as of the close of business on the Record Date, September 14, 2026.

As of the Record Date, there were 5,718,050 shares of common stock, par value $0.001 per share (“Common Stock”) outstanding.

How many votes do I have?

Each share of our Common Stock that you own on the record date entitles you to one vote on each matter subject to a vote. There are no cumulative voting rights with respect to the election of directors.

How do I vote?

1.      You may vote by Mail:

If you own your shares in street name, you may vote by following the instructions and submitting the voter instruction form delivered to you by the bank, brokerage firm or other nominee holding the shares on your behalf.

If you are the record holder of your shares, meaning that you own your shares in your own name and not through a bank or brokerage firm, you may vote by completing, signing and mailing the printed proxy card enclosed with this Proxy Statement. You can request delivery of a copy of the Proxy Statement and related materials by contacting Computershare. You can send an email to investorvote@computershare.com with “Proxy Materials BIG DIGITAL ENERGY, INC.” in the subject line, include your full name and address, and state that you want to receive a paper copy of the proxy materials. The shares you own will be voted according to your instructions on the proxy card. If you return the proxy card, but do not give any instructions on a particular proposal described in this Proxy Statement, the shares you own will be voted in accordance with the recommendations of our Board.

2.      You may vote by Telephone or Online:

If you own your shares in street name, you may vote by following instructions from the bank, brokerage firm or other nominee holding the shares on your behalf.

If you are a registered shareholder, you may vote by calling 1-800-652-VOTE (8683) within the U.S., U.S. territories and Canada or by going to the website www.investorvote.com/BGDE and following the instructions for Internet voting on the proxy card that you received in the mail. You will need the 15-digit control number printed therein. You may also use your mobile device to scan the QR code on your proxy card and follow the prompts that appear on your mobile device.

3.      You may vote during the Annual Meeting:

If you own shares in street name and wish to participate in and vote during the Annual Meeting, you are required to contact your bank, brokerage firm or other nominee and obtain a “legal proxy”.

If you attend the Annual Meeting you may vote during the Annual Meeting. In order to vote your shares during the Annual Meeting, you will need the 15-digit control number included on your proxy card. How does the Board recommend that I vote on the proposals?

The Board unanimously recommends that you vote as follows:

•        “FOR” the election of the seven (7) director nominees named in this Proxy Statement as directors for a term expiring at the 2027 Annual Meeting of Stockholders (See Proposal No. 1);

•        “FOR” the potential issuance of common stock upon conversion of the Series D Convertible Preferred Stock and exercise of the Warrant equal to 20% or more of the common stock outstanding before the issuance of the Series D Convertible Preferred Stock (See Proposal No. 2);

•        “FOR” the amendment and restatement of the 2024 Omnibus Equity Incentive Plan to increase the number of shares authorized for issuance under the Plan by 1,000,000 shares (See Proposal No. 3);

•        “FOR” the amendment of the Company’s certificate of incorporation to increase the number of authorized shares of Common Stock from 90,000,000 to 600,000,000 shares and the number of authorized shares of preferred stock from 1,000,000 to 2,000,000 shares (Proposal No. 4);

•        “FOR” the ratification of the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (See Proposal No. 5); and

•        “FOR” the authorization of the adjournment, if necessary or appropriate, of the Annual Meeting, including to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the foregoing proposals (See Proposal No. 6).

At the time this Proxy Statement was printed, we knew of no matters other than those discussed in this Proxy Statement that needed to be voted on at the Annual Meeting.

Is my vote important?

Your vote is important to us no matter how many shares you own. If too few stockholders attend the Annual Meeting or return their proxy card, the required quorum may not be achieved, and the Annual Meeting may need to be adjourned, causing the Company to incur unnecessary costs. We encourage you to take the time to return your proxy card or to vote via the Internet or via toll-free phone per the instructions. The instructions on how to vote are contained in this Proxy Statement and in the proxy materials you received. Choose the way to vote that is the easiest and most convenient for you and cast your vote as soon as possible.

Who can help answer my questions?

If you have questions about the proposals or if you need assistance in voting you can contact the Company at IR@bigdigital.energy.

What If I return a proxy card, but do not make specific choices?

Any proxy card returned without directions given will be voted in accordance with the recommendations of our Board.

Will my shares be voted if I do not provide my proxy?

Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters.

Proposal No. 5 and Proposal No. 6 are considered routine matters for which brokerage firms may (or may not) vote shares for which they have not received voting instructions. If you hold your shares through a brokerage firm, then your shares might not be voted, even for routine matters, if you do not give a voting instruction to your brokerage firm. If too few stockholders attend the Annual Meeting or return their proxy card, the required quorum may not be achieved, and the Annual Meeting may need to be adjourned, causing the Company to incur unnecessary costs (see below). Therefore, we encourage every stockholder to take the time to return your proxy card and to vote.

All other Proposals are considered “non-routine” under applicable stock exchange rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on this Proposal. This is called a “broker non-vote”.

Can I change my vote after I have mailed my proxy card or after I have voted my shares?

If you own shares of Common Stock in your own name, you may revoke your proxy or change your voting instructions before the Annual Meeting by delivering to the Corporate Secretary of Big Digital a written notice of revocation or a duly executed proxy card bearing a later date, or you may change your vote during the Annual Meeting. If you hold shares of Common Stock in street name you may revoke or change your voting instructions by contacting the bank, brokerage firm or other nominee holding the shares on your behalf.

How can I access the proxy materials over the Internet?

You may view and download our proxy materials, including the 2025 Form 10-K, and the Notice of Meeting by accessing https://www.edocumentview.com/BGDE, the SEC’s website, www.sec.gov, or the Company’s website, www.bigdigital.energy.

Who pays for the solicitation of proxies?

The solicitation of proxies in the enclosed form is made on behalf of Big Digital’s Board. Big Digital will pay for the cost of solicitation of proxies. In addition to solicitation by mail, Big Digital’s directors, officers, and employees may also solicit proxies from stockholders by telephone, electronically or in person. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to send the proxy materials to beneficial owners. Big Digital will, upon request, reimburse those brokerage firms and custodians for their reasonable expenses in so doing.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of shares of Big Digital entitled to cast at least 33⅓ percent (33.33%) of the total votes entitled to be cast by the holders of all outstanding capital stock of Big Digital, are present in person or by proxy. On the Record Date, there were 5,718,050 shares of Common Stock outstanding. Thus, 1,906,017 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum if you timely submit a valid proxy (or one is submitted on your behalf by your brokerage firm, bank, or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained. The Company will incur unnecessary costs if it is required to adjourn the Annual Meeting.

What vote is required for each item to pass?

1.      Election of Directors (Proposal No. 1)

Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote. There are seven (7) nominees for election and seven (7) positions to be filled. This means that the seven (7) individuals receiving the most votes will be elected. Abstentions and broker non-votes will not be relevant to the outcome, though abstentions and votes “withheld” are counted for the purpose of establishing a quorum for the Annual Meeting.

2.      Approve the potential issuance of common stock upon conversion of the Series D Convertible Preferred Stock and exercise of the Warrant equal to 20% or more of the common stock outstanding before the issuance of the Series D Convertible Preferred Stock (Proposal No. 2)

The affirmative vote of a majority of the votes cast by the holders of shares entitled to vote at the Annual Meeting is required to approve this Proposal. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the vote.

3.      Approve the amendment and restatement of the 2024 Omnibus Equity Incentive Plan (Proposal No. 3)

The affirmative vote of a majority of the votes cast by the holders of shares entitled to vote at the Annual Meeting is required to approve the amendment and restatement of the 2024 Omnibus Equity Incentive Plan. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the vote.

4.      Approve the amendment of the Company’s certificate of incorporation to increase the number of authorized shares of Common Stock from 90,000,000 to 600,000,000 shares and the number of authorized shares of preferred stock from 1,000,000 to 2,000,000 shares (Proposal No. 4)

The affirmative vote of a majority of the votes cast by the holders of shares entitled to vote at the Annual Meeting is required to approve the amendment of the Company’s certificate of incorporation. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the vote.

5.      Ratification of the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal No. 5)

The affirmative vote of a majority of the votes cast by the holders of shares entitled to vote at the Annual Meeting is required, on a non-binding, advisory basis, to ratify the appointment of the Company’s independent registered public accounting firm. Brokerage firms have authority to vote stockholders’ unvoted shares held by the firms in street name on this Proposal. Accordingly, there will not be any broker non-votes on this Proposal. Abstentions will not be counted as votes cast and will have no effect on the outcome of the vote. Please note that Big Digital is not required to obtain the approval of stockholders to appoint the Company’s independent registered public accounting firm, and as such this vote is advisory only.

6.      The Adjournment Proposal (Proposal No. 6)

The affirmative vote of a majority of the votes cast by the holders of shares entitled to vote at the Annual Meeting is required to approve the Adjournment Proposal. Brokerage firms have authority to vote stockholders’ unvoted shares held by the firms in street name on this Proposal. Accordingly, there will not be any broker non-votes on this Proposal. Abstentions will not be counted as votes cast and will have no effect on the outcome of the vote.

Other than Proposal No. 5 and Proposal No. 6, the proposals above are not considered “routine” under applicable stock exchange rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.”

If your shares are held in street name and you do not provide voting instructions to your broker, bank or other nominee, your broker is entitled to vote your shares with respect to Proposal No. 5 and Proposal No. 6 because these Proposals are considered routine matters for which brokerage firms may vote shares for which they have not received voting instructions. Therefore, we encourage every stockholder to vote their shares.

What is “householding”?

The rules of the SEC permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is called “householding.” This reduces the volume of duplicate information received at your household and helps to reduce costs. We may household your proxy materials unless we receive contrary instructions from you or another stockholder sharing your address. A number of brokerage firms have instituted householding. Once a stockholder has received notice from his or her broker that the broker will be householding communications to the stockholder’s address, householding will continue until the stockholder is notified otherwise or until one or more of the stockholders revokes consent.

If you would like to receive your own copy of the Proxy Statement and related materials now or in the future, or if you share an address with another Big Digital stockholder and together both of you would like to receive only a single set of proxy materials in the future, please send a request to our principal executive offices, Attention: Corporate Secretary. If you hold your shares in street name please contact your bank, brokerage firm or other nominee with such request. Be sure to indicate your name, the name of your brokerage firm or bank, and your account number(s).

How and when may I submit a stockholder proposal for next year’s annual meeting?

For information on the submission of proposals, including director nominations, for consideration at next year’s annual meeting of stockholders, see the section titled “PROPOSALS OF STOCKHOLDERS” below.

Where can I find the voting results?

We will report the voting results on Form 8-K within four business days after the end of the Annual Meeting. If final voting results are not available to us in time to file a current report on Form 8-K within four business days after the Annual Meeting, we intend to file a current report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional current report on Form 8-K to publish the final results.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 14, 2026, certain information concerning the beneficial ownership of our Common Stock by (i) each person known by us to own beneficially 5% or more of the outstanding shares of each class, (ii) each of our directors, director nominees and named executive officers, and (iii) all of our executive officers, directors and director nominees as a group. The table also sets forth, in its final column, the combined voting power of the voting securities on all matters presented to the stockholders for their approval at the Annual Meeting. The information regarding Messrs. Mewawalla and Harrison is based on the Company’s records and publicly available information available.

The number of shares beneficially owned by each 5% stockholder, director or executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares to which the individual or entity has sole or shared voting power or investment power and also any shares that the individual or entity has the right to acquire within 60 days after September 14, 2026, through the exercise of any stock option, warrant or other right, or the conversion of any security. Unless otherwise indicated, each person or entity has sole voting and investment power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion in the table below of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Based solely on our review of statements filed with the SEC pursuant to Section 13(d) and 13(g) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is not aware of any other person or group that beneficially owns more than 5% of any class of voting shares of the Company, except as noted below.

Name and Address(1)	Shares of Common Stock Beneficially Owned	Percent of Common Stock(2)
5% Stockholders
Endeavor Group(3)	2,452,840	38.4
Directors, Director Nominees and Other Named Executive Officers
Joshua A. Kilgore(4)	2,313,604	36.3
Phil Stanley(5)	689,840	10.8
Cody R. Smith(6)	768,604	12.0
K. Rodger Davis	1,800	*
William Regan	37,052	*
Kaliste Saloom	41,932	*
Kyle B. Danges	3,000	*
Lisa R. Hough	1,000	*
Daniel J. Morrison	3,021	*
Rahul Mewawalla	168,154	2.9
William “Sandy” Harrison	39,626	*
Directors, nominees, and current executive officers as a group (9 persons)(7)	2,540,645	50.2

____________

*        Less than 1%.

(1)      Address for each named person is c/o 950 Railroad Ave., Midland, PA 15059.

(2)      Based on 5,718,050 shares of Common Stock outstanding as of September 14, 2026. In computing the number of shares of Common Stock beneficially owned by an individual or entity and the percentage ownership of that individual or entity, we deemed to be outstanding all shares of Common Stock that the individual or entity has the right to acquire within 60 days after September 14, 2026, through the exercise of any stock option, warrant or other right, or the conversion of any security. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other individual or entity.

(3)     In addition to shares of Common Stock outstanding, assumes the conversion of $4.0 million face amount of the Series D Convertible Preferred Stock held by Six Thirty AI, LLC, an affiliate of the Endeavor Group (“Six Thirty AI”) into shares of Common Stock, which is the amount convertible within 60 days of September 14, 2026. On June 30, 2026, Six Thirty AI purchased in a private placement $16,700,000 (16,700 shares) of the Company’s Series D Convertible Preferred Stock (“Series D”) with funds borrowed by Six Thirty AI from YA II PN, Ltd., an investor otherwise unaffiliated with the Company (“YA”). The Series D and underlying shares of Common Stock are pledged to YA pursuant to a Loan and Guaranty Agreement dated June 30, 2026, and related agreements, and the Series D are exchangeable for the borrowed funds, subject to a 4.99%

beneficial ownership limitation for YA. The Conversion Price floats (95% of lowest daily VWAP in the five trading days prior to notice of conversion, with a Floor Price of $1.80 (20% of the closing price of the Common Stock immediately prior to the closing of the Series D issuance), but there is a 19.99% cap on conversion until stockholder approval is obtained pursuant to Proposal 2 in this Proxy Statement. Furthermore, conversions are limited each month not to exceed the greater of (a) 10% of monthly dollar value traded or (b) $2.0 million, as well as the other terms and conditions established in the Certificate of Designations for the Series D.

Assuming delivery of a notice of conversion on September 14, 2026 and a Conversion Price of $6.0277 per share of Common Stock (based on the $6.3450 daily VWAP of a share of Common Stock as of September 10, 2026), $4,000,000 in face value of the Series D (the amount convertible within 60 days) would convert into 663,604 shares of Common Stock.

(4)      Includes 8,000 shares of Common Stock owned by Mr. Kilgore, 1,650,000 shares of Common Stock owned by Endeavor Blockchain, LLC, of which Mr. Kilgore is the sole member, and 663,604 shares of Common Stock issuable upon conversion of Series D owned by Six Thirty AI (the amount convertible within 60 days). These shares are also included in the beneficial ownership for the Endeavor Group.

(5)      Includes 26,236 shares of Common Stock owned by PM Squared, LLC, of which Mr. Stanley is the sole member, and 663,604 shares of Common Stock issuable upon conversion of Series D owned by Six Thirty AI (the amount convertible within 60 days). These shares are also included in the beneficial ownership for the Endeavor Group.

(6)      Includes 105,000 shares of Common Stock owned by Mr. Smith and 663,604 shares of Common Stock issuable upon conversion of Series D owned by Six Thirty AI (the amount convertible within 60 days). These shares are also included in the beneficial ownership for the Endeavor Group.

(7)      Includes the following amounts held by all directors, nominees, and current executive officers as a group: (i) 1,877,041 shares of Common Stock and (ii) 663,604 shares of Common Stock issuable pursuant to conversion of the Series D within 60 days of September 14, 2026.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our officers and directors, and persons who beneficially own more than ten percent of our Common Stock, to file reports of ownership and changes of ownership of such securities with the SEC. To our knowledge, based solely on our review of such reports filed on EDGAR and the written representations of reporting persons, we believe that for the year ended December 31, 2025, all required reports were filed on a timely basis under Section 16(a), except for the following reports filed late due to administrative errors: (i) Endeavor Blockchain, LLC had one late Form 4 filing (constituting two late transactions) and one late Form 3 filing; (ii) Kaliste Saloom had three late Form 4 filings (constituting thirteen late transactions) and one late Form 3 filing; (iii) William C. Regan had two late Form 4 filings (constituting two late transactions) and one late Form 3 filing; and (iv) Steven Soles had one late Form 3 filing.

CHANGE IN CONTROL

Endeavor Activist Campaign and Cooperation Agreement

On March 16, 2026, Endeavor Blockchain, LLC, an Arkansas limited liability company, Big Digital Energy LLC, a Texas limited liability company, PM Squared, LLC (DBA PM Squared Financial), a Texas limited liability company, Joshua Kilgore, Cody Smith and Phillip Stanley (each, an “Endeavor Party,” and together, the “Endeavor Group”) filed a consent solicitation statement on Schedule 14A with the SEC to solicit consents to, among other things, remove without cause all of the directors, Ryan Costello, Steven Soles, and Kathryn Yingling Schellenger (the “Consent Solicitation”), then serving on the Board of Directors.

As of that date, the Endeavor Group had acquired 48.0% of the shares of the Company’s common stock outstanding through a series of open market purchases since November 2025. As of September 14, 2026, the Endeavor Group beneficially owned 31.3% of the shares of common stock outstanding on an undiluted basis, excluding any conversion of the Series D Convertible Preferred Stock described below, and 38.4% of the shares of common stock outstanding on a diluted basis, assuming conversion of $4.0 million face amount of the Series D Convertible Preferred Stock, which is the amount convertible within 60 days of September 14, 2026. Endeavor Blockchain, LLC and PM Squared, LLC purchased their shares with working capital totaling $8,817,270 and $170,782, respectively (which may, at any given time, have included margin loans made by brokerage firms in the ordinary course of business). Messrs. Kilgore and Smith purchased their shares with personal funds totaling $43,742 and $563,189, respectively (which may, at any given time, have included margin loans made by brokerage firms in the ordinary course of business). Six Thirty AI, an affiliate of the Endeavor Group, purchased the Series D Convertible Preferred Stock using $16,700,000 of borrowed funds from lenders represented by YA II PN, Ltd.

On April 4, 2026, the Company entered into a Cooperation Agreement with the Endeavor Group. Pursuant to the Cooperation Agreement, the Company agreed, among other things, to appoint Kyle B. Danges, K. Rodger Davis, Lisa R. Hough, Cody R. Smith and Phillip Stanley to the Board, effective as of April 6, 2026 (the “Effective Date”). As of the date of the Cooperation Agreement, each of Messrs. Davis and Danges and Ms. Hough were “Qualified Directors” and were not “Affiliates” of any of the Endeavor Parties (in each case, as defined in the Cooperation Agreement). There were no arrangements or understandings between any of the newly appointed directors and any other person pursuant to which each was selected as a director of the Company, other than with respect to the foregoing Cooperation Agreement. The newly appointed directors subsequently appointed Executive Chair Joshua A. Kilgore and director Daniel J. Morrison to the Board on the Effective Date.

On April 6, 2026, Ryan Costello, Steven Soles, and Kathryn Yingling Schellenger each submitted his or her resignation from the Board and from any and all committees of the Board, effective as of the Effective Date.

The Cooperation Agreement, among other things, includes certain litigation-related provisions, including agreements by the Company and each of the Endeavor Parties not to initiate or pursue any legal proceedings against each other and to release each other from any claims except for those arising out of the Cooperation Agreement, as well as certain non-disparagement provisions that in each case remain in place until April 4, 2029.

CORPORATE GOVERNANCE

Board of Directors

We believe that good corporate governance is essential to ensure that Big Digital is managed for the long-term benefit of our stockholders. Our Board is responsible for establishing our corporate policies and overseeing the management of the Company to serve the best interests of our stockholders. Senior management are responsible for our day-to-day operations. The Board evaluates corporate performance and approves, among other things, overall corporate strategies, objectives, operating plans, significant policies and plans, and major commitments of corporate resources. The Board, assisted by its Compensation Committee, also evaluates our named executive officers, including determining their compensation and related matters.

Corporate Rebranding and Name Change

Effective April 24, 2026, the Company completed a corporate rebranding and changed its legal name from Mawson Infrastructure Group Inc. to Big Digital Energy, Inc. The name change was effected pursuant to a Certificate of Amendment to the Company’s Certificate of Incorporation filed with the Secretary of State of the State of Delaware. In connection with the corporate name change, the trading symbol for the Company’s common stock on The Nasdaq Capital Market was changed from “MIGI” to “BGDE”.

Committees of the Board

Our Board has a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. From time to time, the Board may also create various ad hoc committees for special purposes. The membership during the last fiscal year and the function of each of the Audit, Compensation, Nominating and Corporate Governance and Strategic Transactions Committees are described below. The Board has determined that all the members of each of the Audit, Compensation, Nominating and Corporate Governance and Strategic Transactions Committees are independent as defined under the rules of the Nasdaq Stock Market (“Nasdaq”), including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 of the Exchange Act.

Audit Committee

The Board of Directors of the Company (the “Board”) has a standing Audit Committee. The Audit Committee met 12 times in 2025. Kathryn Yingling Schellenger, Ryan Costello and Steven Soles served as a member, member and Chair of the Audit Committee, respectively, until their resignation from the Board on April 6, 2026. The current members of the Audit Committee are Chair K. Rodger Davis, and members Lisa R. Hough and Daniel J. Morrison. The Audit Committee is responsible for assisting the Board in its oversight responsibilities regarding the Company’s accounting and financial reporting processes, the audits of the Company’s financial statements, including the integrity of the financial statements, and the independent auditors’ qualifications and independence. The Audit Committee is also responsible for overseeing the preparation of the report required by SEC rules for inclusion in the Company’s annual proxy statement, retaining and terminating the Company’s independent auditors, approving in advance all audit and permissible non-audit services to be performed by the independent auditors, reviewing the adequacy and effectiveness of the Company’s internal controls, disclosure controls and procedures, and complaints processes, reviewing internal audit matters (as applicable), performing as the legal compliance committee, reviewing and discussing the Company’s practices with respect to risk assessment and risk management, and performing such other functions as required by applicable law, including the rules and regulations of the SEC and the listing standards of Nasdaq. The Audit Committee is also tasked with developing a Company policy on approval of related party transactions and reviewing and recommending to the Board for approval any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K).

The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from the Company for, outside legal, accounting, or other advisors as it deems necessary to carry out its duties.

The Audit Committee’s charter is available at the Company’s website, at www.bigdigital.energy.

Compensation Committee

The Compensation Committee met 12 times in 2025. Kathryn Yingling Schellenger, Ryan Costello and Steven Soles served as member, member and Chair of the Compensation Committee, respectively, until their resignation from the Board on April 6, 2026. The current members of the Compensation Committee are Chair Lisa R. Hough and members Kyle B. Danges and K. Rodger Davis. The Compensation Committee is responsible for ensuring that a proper system of long-term and short-term compensation is in place to provide performance-oriented incentives to attract and retain management, and that compensation plans are appropriate and competitive, reviewing and recommending compensation policies and programs for the Company’s executive officers, evaluating the CEO and President and setting the CEO and President’s remuneration package and administering the Company’s incentive compensation and stock programs. It also takes responsibility for reviewing the compensation and benefits of directors. The Compensation Committee is also responsible for reviewing certain disclosures, reviewing and recommending executive employment agreements (including as to severance and change in control clauses), annually assessing whether the work undertaken by any advisors and consultants raises any conflict of interest, and for annually evaluating the adequacy of the Compensation Committee’s charter. The CEO makes recommendations to the Compensation Committee in respect of executive compensation. The Chair of the Compensation Committee makes recommendations to the Compensation Committee in respect of independent director compensation. The Compensation Committee’s charter does not provide for the ability of the Committee to delegate its authority. The Compensation Committee also reviews the succession planning for the Company’s senior executive officers. The Compensation Committee is responsible for the administration of grants and awards to directors, officers, employees, consultants, and advisors under our equity plan.

The Compensation Committee’s charter is available at the Company’s website, at www.bigdigital.energy.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee met five times in 2025. Kathryn Yingling Schellenger, Steven Soles and Ryan Costello served as member, member and Chair of the Nominating and Corporate Governance Committee until their resignation from the Board on April 6, 2026. Chair Kyle B. Danges and members K. Rodger Davis, Lisa R. Hough, and Daniel J. Morrison are the current members of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for actively seeking individuals qualified to become directors for recommendation to the Board consistent with criteria identified by the Board, including retaining search firms to be used to identify director candidates and to approve the search firm’s fees and other retention terms. The Nominating and Corporate Governance Committee is also responsible for completing customary vetting procedures and background checks for individuals suggested for potential Board membership, monitoring and evaluating the training needs of directors, reporting at least annually to the Board an assessment of the Board’s performance, to be discussed with the full Board following the end of each fiscal year, and overseeing the Company’s corporate governance practices, including developing and reviewing the Company’s Corporate Governance Guidelines. The Nominating and Corporate Governance Committee also reviews stockholder proposals relating to corporate governance and other matters and recommends to the Board the Company’s response to such proposals.

The Nominating and Corporate Governance Committee will consider each candidate’s integrity, business acumen, experience, commitment, diligence, conflicts of interest and ability to act in the interests of stockholders. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. The Nominating and Corporate Governance Committee will consider candidates who are suggested by directors, management, stockholders, and other advisers hired to identify and evaluate qualified candidates. The Nominating and Corporate Governance Committee will regularly review the skills and experience it requires to carry out its functions properly and then consider director candidates or nominees based on the specific skills and experience required by the Board at the particular time. The Committee will seek to ensure that the Board includes a diverse set of experience, professions, skills, geographic representation and backgrounds. If stockholders wish to recommend candidates, they should follow the procedure set out in the section titled “PROPOSALS OF STOCKHOLDERS” below.

The Nominating and Corporate Governance Committee’s charter is available at the Company’s website, at www.bigdigital.energy.

Strategic Transactions Committee

Kathryn Yingling Schellenger, Ryan Costello and Steven Soles served as member, member and Chair of the Strategic Transactions Committee until their resignation from the Board on April 6, 2026. The Strategic Transactions Committee was responsible for, among other things reviewing, assessing, recommending and approving mergers, acquisitions, dispositions, investments, joint ventures, strategic collaborations and partnerships or similar transactions or arrangements proposed by the Company’s management in accordance with the criteria approved by the Board and the Strategic Transactions Committee, as it may be modified from time to time.

Board Determination of Director Independence

The Board has reviewed the materiality of any relationship that each of our directors and director nominees has with the Company, either directly or indirectly. Based upon this review, the Board has determined that Kyle B. Danges, K. Rodger Davis, Lisa R. Hough and Daniel J. Morrison are “independent directors” as defined by Nasdaq. Prior to their resignation from the Board on April 6, 2026, the Board had also determined that Kathryn Yingling Schellenger, Ryan Costello and Steven Soles each qualified as an “independent director” as defined by Nasdaq.

With respect to the Audit Committee, the Board has determined that K. Rodger Davis, Daniel J. Morrison and Lisa R. Hough satisfy the independence standards established by Rule 10A-3 under the Exchange Act, and Nasdaq rules, as applicable.

The Nominating and Corporate Governance Committee, with concurrence from the Board, determined that K. Rodger Davis meets the definition of an “audit committee financial expert” within the meaning of SEC rules.

With respect to the Compensation Committee, the Board has determined that Kyle B. Danges, K. Rodger Davis and Lisa R. Hough satisfy the independence standards established by Rule 10C-1 under the Exchange Act and NASDAQ rules, as applicable to smaller reporting companies.

With respect to the Nominating and Corporate Governance Committee, the Board has determined that Kyle B. Danges, K. Rodger Davis, Lisa R. Hough and Daniel J. Morrison satisfy the independence standards established by the Exchange Act and Nasdaq rules, as applicable.

In making such determinations, the Board considered the relationships that each such non-executive director or director nominee has with Big Digital and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership of Common Stock by each non-executive director and director nominee.

Code of Ethics

We have adopted a Code of Ethics that applies to all our directors, officers, and employees. The Code of Ethics is publicly available on our website at www.bigdigital.energy. Amendments to the Code of Ethics and any grant of a waiver from a provision of the Code of Ethics will be disclosed on our website.

Insider Trading Policy

Our Board has adopted an Insider Trading Policy, which applies to all of our directors, officers, and employees. The policy also applies to all independent contractors or consultants who have access to material non-public information of the Company. The policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and any applicable listing standards. The policy prohibits our directors, officers, employees, and relevant contractors and any entities they control from engaging in transactions in the Company’s securities, including Common Stock, restricted stock units and options, if those persons are holding material non-public information. It includes a number of exemptions, such when there is a complying 10b5-1 plan in place. The policy also sets out particular blackout periods during which no trading may occur, typically around the dates quarterly and annual reports are being prepared, until after they are filed with SEC. It is also the policy of the Company to comply with all applicable securities laws when transacting in its own securities.

Clawback Policy

Our Board has adopted an Accounting Restatement and Associated Incentive Compensation Clawback Policy (the “Clawback Policy”), which applies to all of our directors, officers, and employees, and this policy provides for certain circumstances and conditions pursuant to which there may be recoupment of certain specified compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under federal securities laws under certain specified conditions and circumstances as defined in the Clawback Policy. The Clawback Policy is designed to comply with Section 10D of the Exchange Act.

Hedging Policy

At this time, the Company has not adopted a policy regarding the ability of officers, directors, and employees to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engage in transactions that hedge, offset, or are designed to hedge or offset any decrease in the market value of the Company’s equity securities. The Board may consider adopting such a policy in the future.

Termination of Stockholder Rights Plan

On June 8, 2026, the Board of Directors of the Company approved the early termination of the Company’s Stockholder Rights Agreement. Effective as of the close of business on June 8, 2026, the Company accelerated the expiration date of the rights issued thereunder, thereby terminating the Stockholder Rights Agreement in its entirety. The Board determined that continuing the rights plan was no longer necessary to protect stockholder value or align with the Company’s long-term corporate governance objectives.

Policies with Respect to Transactions with Related Persons

The Board has adopted a Related Party Transactions Policy. The Audit Committee is responsible for reviewing and approving related party transactions in accordance with the Related Party Transactions Policy.

Our Related Party Transactions Policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”), any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction, the extent to which the Company may benefit from the transaction, the opportunity costs of not entering into the transaction, and the extent of the related person’s interest in the transaction.

Certain Relationships and Related Transactions

Since January 1, 2025, except as set forth below, the Company did not participate in any other transactions in which the amount involved exceeds $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal year and in which any of the directors, nominees, executive officers, any beneficial owner of more than 5% of our Common Stock, nor any of their immediate family members, had a direct or indirect material interest.

As set out above, our Audit Committee Charter requires that members of the Audit Committee conduct a review of, and be responsible for the oversight of, all related party transactions on an ongoing basis in line with our Related Party Transaction Policy.

From time to time, to protect the interests of the Company’s unaffiliated stockholders, ensure an independent negotiation process, and satisfy the corporate safe harbor provisions Section 144 of the Delaware General Corporation Law, the Board establishes special transactions committees composed of disinterested directors in order to review and approve or disapprove transactions involving the Endeavor Group and their affiliates, which include Messrs. Kilgore, Stanley and Smith.

Joint Mining Agreement

In April 2026, the Company entered into a Joint Mining Agreement (the “Colocation Agreement”) with Big Digital Energy, LLC (now Six Thirty AI, LLC), an affiliate of the Endeavor Group (“Six Thirty AI”). Under the terms of the Colocation Agreement, Six Thirty AI will purchase and deliver approximately 25,000 s19xp mining computers, and the Company will provide Six Thirty AI with approximately 75MW of computing capacity at its facility in Midland, PA. The Parties will operate under a 50%/50% profit-sharing structure, pursuant to which Big Digital will receive all cash net proceeds from the mining operations. The cash revenue will be used for general corporate purposes and asset purchases to ensure the Company’s use of all available power across its facility locations. As its share of the profit-sharing structure, Six Thirty AI will receive monthly grants consisting of a combination of (i) shares of the Company’s Common Stock, where the number of shares will equal 20% of its share of the monthly cash net proceeds divided by 30-day volume weighted average price of the Company’s Common Stock on the grant date, and (ii) warrants to purchase the Company’s Common Stock, where the number of underlying shares will equal 80% of its share of the monthly cash net proceeds divided by $20. The prefunded warrants will be classified in Stockholders’ equity and will allow Six Thirty AI to purchase the Company’s Common Stock at an exercise price of $20 per share and will have a five-year term. Six Thirty AI is deemed an affiliate of the Company because it is owned and/or controlled by Joshua Kilgore, the Company’s Executive Chair, Phillip Stanley, the Company’s CEO, and Cody Smith, the Company’s COO, who also serve as members of the Company’s Board. The Colocation Agreement had an immaterial impact on our result of operations for the three-month period ended June 30, 2026.

Revolving Line of Credit

On May 28, 2026, the Company and Endeavor entered into a revolving line of credit promissory note (the “Revolver”) with Endeavor Blockchain, LLC, an entity wholly owned by our Executive Chair, Joshua Kilgore. Pursuant to the Revolver, each revolving loan bears interest at a fixed rate of 12% per annum, with principal and interest payable upon demand. The revolving line of credit is secured by assets of the Borrower listed in the Revolver.

The Revolver contains customary representations, warranties, covenants, events of default and security arrangements. Borrower is also subject to restrictions on incurring additional indebtedness and additional liens on the collateral. The Revolver provides for customary events of default, including, among others, failure to pay principal or interest, breach of representations and warranties, violation of covenants, bankruptcy or insolvency events. The Borrower may at any time, and without penalty, prepay outstanding amounts under the revolving loans, or if there are no outstanding amounts, terminate the Revolver. The outstanding balance including interest was $2.5 million as of June 30, 2026, all of which was classified as a current liability. On September 18, 2026, the Company exchanged the balance outstanding under the Revolver for 442,899 shares of Common Stock. Pursuant to a registration rights agreement, the Company is required to file and maintain the effectiveness of one or more resale registration statements.

Series D Convertible Preferred Stock and Warrant

On June 30, 2026, the Company entered into the Purchase Agreement with Six Thirty AI, pursuant to which the Company issued and sold to the Purchaser an aggregate of 16,700 shares of Series D Preferred Stock, at a purchase price of $900.00 per share, for gross proceeds to the Company of $15.03 million, before deducting placement agent fees and other offering expenses. The Series D Preferred Stock is convertible into shares of Common Stock, and such shares, when issued upon conversion, are referred to as the “Series D Conversion Shares.” Under the Purchase Agreement, the Company also issued Six Thirty AI as purchaser a warrant (the “Warrant”) exercisable for five years to purchase the Purchase and Warrant Shares at an exercise price of $10.81, which is 120% of the closing price of the Common Stock immediately before closing, subject to adjustment upon the occurrence of any stock split, stock dividend, stock combination or similar transaction. The Purchaser is wholly owned by Joshua Kilgore, Phillip Stanley and Cody Smith.

The Series D Preferred Stock ranks senior to Common Stock, accrues cumulative dividends at 5% per annum (18% upon an uncured triggering event). Each holder of Series D Preferred Stock may convert all, or any part, of its shares of Series D Preferred Stock, at any time on or after August 30, 2026, into Series D Conversion Shares at the Conversion Price. Conversion and exercise of the Warrant are subject in the aggregate to a 19.99% exchange cap on shares of Common Stock outstanding at closing, absent stockholder approval under Nasdaq Listing Rule 5635(d). The Company may redeem the Series D Preferred Stock at any time, in whole or in part, at a cash price equal to 105% of the aggregate Conversion Price for Series D Conversion Shares that have been registered for resale and a higher aggregate Conversion Price for Series D Conversion Shares that have not yet been registered for resale.

The Warrant is exercisable immediately, at an exercise price of $10.81 per share (120% of the closing price of the Common Stock immediately before closing), and expires June 30, 2031. Exercise is limited to 4.99% beneficial ownership of the Company’s outstanding Common Stock (waivable by the holder on 65 days’ notice), in addition to the 19.99% exchange cap described above.

Involvement in Certain Legal Proceedings

Except as set forth below with relation to Rahul Mewawalla, the Company’s former Chief Executive Officer and President and member of the Board, to the best of our knowledge, none of our current directors, officers or nominees is a party and adverse to the Company or any of our subsidiaries, or has a material interest adverse to the Company or any of our subsidiaries, in any material proceedings. To the best of our knowledge, none of our directors, executive officers or nominees have been involved in any matters or proceedings during the past ten years as described in Item 401(f) of Regulation S-K that would be material to an evaluation of their ability or integrity in their roles. Such matters include bankruptcy, criminal, judicial or administrative proceedings that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities or commodities laws, any laws respecting financial institutions or insurance companies, any law or regulation prohibiting mail or wire fraud in connection with any business entity or been subject to any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organization, except for matters that were dismissed without sanction or settlement.

Mewawalla Actions

On July 8, 2025, the Company filed a complaint in the Court of Chancery of the State of Delaware against the Company’s former CEO and President, Rahul Mewawalla captioned Mawson Infrastructure Group Inc. v. Rahul Mewawalla, No. 2025-0789-JTL (the “Mewawalla Action”). The Mewawalla Action seeks to recover damages from Mr. Mewawalla arising out of his alleged breach of fiduciary duties as a director, as well as alleged fraud. Mr. Mewawalla has not filed an answer to the Mewawalla Action, but after an amended complaint was filed by the Company, Mr. Mewawalla filed a motion to dismiss on November 6, 2025. After hearing on the motion, the Delaware action against Rahul Mewawalla was dismissed without prejudice on June 1, 2026.

On December 8, 2025, Mr. Mewawalla filed a complaint in the King County Superior Court of Washington State against the Company, Ryan Costello, Steven Soles, and Jonathan Sites (the “Washington State Action”), asserting claims for alleged retaliation, breach of contract, wage violations, discrimination-related retaliation, whistleblower retaliation, and other statutory claims arising from his employment and the termination of his employment with the Company. Messrs. Costello and Soles were subsequently dismissed from the action for lack of personal jurisdiction. The remaining defendants categorically deny the allegations asserted in the Washington State Action and continue to vigorously defend against the claims.

Endeavor Blockchain, LLC Investor Group

On January 20, 2026, the Company filed a Complaint for Violation of Securities Laws, as well as a Motion for Expedited Injunctive Relief, in the United States District Court for the District of Delaware against Endeavor Blockchain, LLC (“Endeavor”), Joshua Kilgore, PM Squared, LLC, Cody Smith, and Phillip Stanley (collectively, the “Defendants”) asserting violation of Sections 13(d) and 10(b) of the Securities Exchange Act of 1934 and Rules 13d-1 and 10b-5 of the Securities and Exchange Commission. On March 2, 2026, the Complaint, as amended, was dismissed, as was the Motion for Expedited Injunctive Relief and Temporary Restraining Order, as amended, and the case was subsequently closed. Subsequently, on April 6, 2026, the parties settled their disputes entering into a Cooperation Agreement that implemented an immediate change in Board control and governance at the Company, immediately removing the prior board members, Ryan Costello, Kathryn Schellenger, and Steven Soles, replacing them with a new Board. Simultaneously, the Company appointed three independent directors: Kyle B. Danges, K. Rodger Davis, and Lisa R. Hough, and two Endeavor-affiliated directors: Cody R. Smith and Phillip Stanley, resulting in a five-member Board. Subsequently, Joshua Kilgore and Daniel J. Morrison were added to the Board resulting in a seven-member Board.

Communication with the Board

The Board and management encourage communication from our stockholders. Stockholders who wish to communicate with us should direct their communication to the Corporate Secretary of the Company by mail at 950 Railroad Ave., Midland, PA 15059. The Corporate Secretary will forward communications intended for the Board or an individual member of the Board to the director or directors to whom the communications are addressed. If multiple communications are received on a similar topic, the Corporate Secretary may forward only representative correspondence. Any communications that are abusive, in bad taste or present safety, security or other concerns may be handled differently.

Board Leadership Structure

The Board is responsible for the control and direction of the Company. The Board represents the stockholders, and its primary purpose is to focus on long-term stockholder value. The Board structure, which currently separates the positions of Executive Chair and CEO, allows the Executive Chair to focus on the management of the Board, and the CEO to focus on the management of the Company and the development and realization of its long-term strategic and operational objectives. Each of our independent directors bring their expertise to support overall strategy development of the Company collaborating with the management of the Company. Our independent directors bring governance, oversight, and experience from outside the Company. Our management brings strategic, operational, financial and technological leadership and expertise.

Executive Sessions

The independent directors of the Board meet from time to time as required, without the presence of management, for executive sessions as may be needed.

Meeting Attendance

During 2025, there were 24 meetings of the Board. In addition to participation at Board and Committee meetings, our directors discharge their responsibilities throughout the year through participation in numerous informal Board calls and other communications, including regular telephone, email, and in-person communications with the CEO, General Counsel and Corporate Secretary, Chief Financial Officer, and others regarding matters of interest and concern to the Company.

Our Corporate Governance Guidelines provide that members of the Board will attend the annual meeting of stockholders. All directors serving at the time attended our annual meeting of stockholders in 2025.

Risk Management

The Board plays an active role in overseeing the management of the Company’s risks. The Board regularly reviews information regarding credit, liquidity, litigation, strategic transactions, and operations (including cybersecurity), as well as the risks associated with each. The Board views risk management as the responsibility of all Company staff, and not a function that can be siloed or delegated to a single internal team. The Compensation Committee is responsible for overseeing the management of risks relating to compensation plans and arrangements. The Audit Committee oversees management of financial, operational and related party risks. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board members and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

Management performs a periodic assessment (at least annual) of compliance, financial, IT, and fraud risks. Responses are consolidated and reviewed with management and the Audit Committee. The result of the risk assessment effort is leveraged to formalize management’s operating effectiveness testing plan for the next year. The Audit Committee receives an update on the Company’s risk management process, risk trends and any cybersecurity incidents at least annually from the management team. In the event of any cybersecurity incident, the Company expects to notify the Audit Committee immediately, or as soon as possible.

We believe that any risks arising from our compensation policies and programs are not reasonably likely to have a material adverse effect on the Company. Our programs reflect risk management practices including:

•        Use of restricted stock units, options, and cash that provide a balance of incentives with fixed and variable components, including deferred remuneration; and

•        Equity incentive awards that generally vest and settle over time, so while the potential compensation related to equity incentive awards is tied directly to appreciation of our stock price, taking excessive risk for a short-term gain is discouraged because it would not maximize the value of equity incentive awards over the mid to long-term.

Criteria and Diversity

When considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating and Corporate Governance Committee takes into account the potential candidate’s integrity, business acumen, expertise, experience, commitment, diligence, conflicts of interest and ability to act in the best interests of all stockholders. The value of diversity on the Board is also considered by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee seeks nominees with a broad diversity of experience, professions, skills, and backgrounds. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. The Board believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability, or any other basis pursuant to law.

Report of the Audit Committee

The following Report of our Audit Committee (“Report”) does not constitute soliciting material and this Report should not be deemed filed or incorporated by reference into any other previous or future filings by us under the Securities Act, or the Exchange Act, except to the extent we specifically incorporate this Report by reference therein.

The Audit Committee is composed wholly of independent directors. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements and for the reporting process. The Company’s independent auditor is engaged to audit and report on the conformity of the Company’s financial statements to generally accepted accounting principles and the effectiveness of the Company’s internal control over financial accounting.

The Audit Committee reviewed and discussed with (i) management and the independent auditor, the audited financial statements for the fiscal year ended December 31, 2025, (ii) management, its assessment of the effectiveness of the Company’s internal control over financial reporting, and (iii) the independent auditor, its evaluation of the Company’s system of internal control over financial reporting.

The Audit Committee discussed with Wolf & Company, P.C. (“Wolf & Co”), the Company’s independent auditor for the fiscal year ended December 31, 2025, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee has received, reviewed, and discussed the written disclosures and the letter from Wolf & Co required by applicable requirements of the PCAOB regarding Wolf & Co’s communications with the Audit Committee concerning independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report filed on Form 10-K for the year ended December 31, 2025 for filing with the SEC.

For the period that began on October 15 2025, the date of the 2025 Annual Meeting, and ended April 6, 2026, the Audit Committee consisted Kathryn Yingling Schellenger, Ryan Costello and Steven Soles (Chair). On April 6, 2026 Kathryn Yingling Schellenger, Ryan Costello and Steven Soles, who were responsible for review, discussion and recommendation described above, each submitted his or her resignation from the Board and from any and all committees of the Board, effective as of that date.

By the Audit Committee of the Board of Directors of Big Digital Energy, Inc.

K. Rodger Davis Chair of the Audit Committee
Lisa R. Hough
Daniel J. Morrison

EXECUTIVE OFFICERS

The following are our executive officers, their ages as of September 14, 2026, positions and offices held with the Company, and certain biographical information.

Joshua Kilgore, age 45, has served as Executive Chair of the Company since April 6, 2026. Prior to joining the Company, Mr. Kilgore founded Endeavor Blockchain, LLC, and has been its Principal since 2021. Mr. Kilgore has also been a Partner at Six Thirty AI, LLC, since July of 2025. Over the past five years, he has led significant investments across Bitcoin and Zcash mining, AI, and HPC infrastructure through his roles with Endeavor Blockchain, LLC and Six Thirty AI, LLC. Mr. Kilgore also has experience as Co-Founder and Managing Partner at ExcelHealth Group, a provider of on-site health care and mobile medical services to residents in long-term care and skilled-nursing facilities. He has served in this role since 2021. Finally, Mr. Kilgore has real estate experience as the Principal of Kilgore Property Management, LLC, which he founded in 2015. In this role, Mr. Kilgore leads investments in health care focused real estate transactions. Mr. Kilgore has executed hundreds of millions of dollars in real estate and infrastructure transactions and has extensive experience in financial oversight, operations, and large-scale asset development. Mr. Kilgore holds a Bachelor of Science degree in Business Administration from the University of Arkansas.

Kaliste Saloom, age 67, has served as General Counsel and Corporate Secretary of the Company since July 1, 2024. Mr. Saloom joined the Company in November 2023 as its Vice President of Legal and served as the Company’s interim General Counsel and Corporate Secretary from March 2024 until being formally promoted to General Counsel and Corporate Secretary. Mr. Saloom also served as Interim Chief Executive Officer of the Company from June 3, 2025 to April 6, 2026. Mr. Saloom has over 40 years of commercial and litigation legal experience. Prior to joining the Company, Mr. Saloom served as General Counsel at Kin Capital Partners, LLC from 2022 to 2023. Previously, from 2018 to 2022, he served as General Counsel and Vice President for Energy & Technology Corp. (OTCMKTS: ENGT), a publicly traded company, and as an attorney for Cambridge Industries, Inc., an international technology company based in Santa Clara, California specializing in commercial networking solutions. Mr. Saloom also worked as an attorney for ViaSat, Inc., a high-tech company providing satellite internet services based in Irvine, California. Mr. Saloom holds a Juris Doctorate degree from Tulane Law School in New Orleans, Louisiana, and a Bachelor of Science degree in Computer Science from the University of Southwestern Louisiana (now the University of Louisiana at Lafayette) and is a licensed attorney.

Cody Smith, age 43, has served as a director and Chief Operating Officer of the Company since 2026. Mr. Smith is also currently a partner in Six Thirty AI, LLC, a digital asset mining, AI, and HPC company. Prior to joining the Company, he founded Arrowhead Technologies, a cybersecurity firm, in 2007 and served as CEO until its acquisition in July 2025, advising public and private companies on internal controls, compliance, and cybersecurity. Mr. Smith is also an active oil and gas mineral owner and working interest partner, with direct experience in upstream E&P, land acquisition and development, and natural gas infrastructure. Mr. Smith holds a Bachelor’s degree in Technical Management from DeVry University.

Phillip Stanley, age 45, has served as a director and Chief Executive Officer of the Company since April 6, 2026. Mr. Stanley has served as Chief Executive Officer and Managing Member of PM Squared LLC, a private financial advisory firm, where he is responsible for financial oversight, investment strategy, and operations, since 2019. Mr. Stanley holds Series 7 and Series 66 securities licenses, as well as Life and Health Insurance licenses, and earned a Bachelor’s degree in Corporate Communications from Texas A&M University.

William Regan, age 68, has served as Chief Financial Officer of the Company since January 17, 2025. Mr. Regan joined the Company in 2024 as Deputy Chief Financial Officer. Mr. Regan has over 40 years of finance and accounting experience, including over 25 years at public companies and 10 years at technology companies. Prior to joining the Company, Mr. Regan served as Chief Financial Officer at Everything Blockchain, Inc., a publicly traded technology company that blends blockchain, zero-trust, and database management technology, from 2021 to 2024. He served as Vice President, Corporate Controller at Rentech, Inc., a diversified supplier of wood chips, wood pellets and nitrogen fertilizers, from 2016 to 2018, Controller at DTS Digital Cinema, a provider of technology, products and services to the entertainment markets, from 2006 to 2008, Controller at Digital Insight Corporation, a provider of online banking software, from 2000 to 2001, and Vice President, Controller and Treasurer at National Golf Properties, Inc., a publicly traded REIT specializing in the ownership of golf course properties, from 1993 to 2000. Mr. Regan holds a Bachelor’s degree in Business Administration — Accounting from California State Polytechnic University, Pomona and is a Certified Public Accountant (inactive).

EXECUTIVE COMPENSATION

Compensation Philosophy

We are a technology company that offers digital infrastructure platforms for artificial intelligence, high-performance computing and digital assets. Our innovation, technology, and operational expertise enables us to operate and optimize digital infrastructure to accelerate the digital economy. The Company has a strategy to prioritize the usage of carbon-free energy sources, including nuclear energy, to power its digital infrastructure platforms and computational machines. Our goal is to align the interests of our leadership with the long-term interests of our stockholders, and for this reason, the Compensation Committee expects that a central component of the future compensation of our executive officers will be equity awards to motivate them to strive towards long-term stockholder value. Given the dynamic nature of our industry and the ongoing transformation of the industry and the Company, our compensation philosophy is intended to attract and retain talent and to be competitive to motivate such talent who have the necessary skills and leadership experience to drive the Company towards its long-term strategic, financial, technological, and operational mission.

Summary Compensation Table

The following table summarizes the compensation paid to our named executive officers (“NEOs”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (includes unvested and/or unsettled) ($)(1)		Option Awards ($)	Non-2024 Plan Compensation ($)	All Other Compensation(2) ($)	Total ($)
Rahul Mewawalla(3)	2025	645,288	—	646,291	(4)	—	—	173,976	1,465,555
Former CEO, President and Director	2024	825,000	2,578,125	14,836,430		2,023,500	—	—	20,263,055
Kaliste Saloom(5)	2025	306,692	100,000	257,795	(6)	—	—	—	664,487
Interim CEO, General Counsel and Corporate Secretary	2024	199,039	100,000	462,551		—	—	—	761,590
William Regan(7)	2025	290,273	100,000	308,509	(8)	—	—	—	698,782
Chief Financial Officer
William “Sandy” Harrison(9)	2025	21,154	—	62,300	(10)	—	—	26,701	110,155
Former Chief Financial Officer	2024	275,000	—	1,251,175		—	—	—	1,526,175

____________

(1)      Reflects the aggregate grant date fair value of stock awards granted to the named executive officer in the applicable fiscal year computed in accordance with FASB ASC Topic 718.

(2)      Reflects paid time off disbursed at the time of departure from the Company.

(3)      Mr. Mewawalla’s employment with the Company was terminated on July 8, 2025.

(4)      Mr. Mewawalla was granted 61,752 RSUs on February 26, 2025 and the volume weighted average price (the “VWAP”) on February 26, 2025 of $0.523 has been used for the calculation of fair value of those awards in the table.

(5)      Mr. Saloom was appointed Interim Chief Executive Officer effective June 3, 2025.

(6)      Mr. Saloom’s stock awards have vesting and/or settlement timelines that range through 2026 to align compensation with long-term stockholder value. Mr. Saloom was granted: (i) 4,099 RSUs on May 15, 2025 and the VWAP on May 14, 2025 of $0.623 has been used for the calculation of fair value of those awards in the table; (ii) 6,314 RSUs on May 6, 2025 and the VWAP on April 22, 2025 of $0.411 has been used for the calculation of fair value of those awards in the table; (iii) 23,923 shares of Common Stock on December 18, 2025 and the VWAP on December 18, 2025 of $4.313 has been used for the calculation of fair value of those awards in the table; and (iv) 11,962 RSUs on December 18, 2025 and the VWAP on December 18, 2025 of $4.313 has been used for the calculation of fair value of those awards in the table.

(7)      Mr. Regan was appointed Chief Financial Officer effective January 17, 2025.

(8)      Mr. Regan’s stock awards have vesting and/or settlement timelines that range through 2026 to align compensation with long-term stockholder value. Mr. Regan was granted: (i) 8,197 RSUs on May 15, 2025 and the VWAP on May 14, 2025 of $0.623 has been used for the calculation of fair value of those awards in the table; (ii) 23,923 shares of Common Stock on December 18, 2025 and the VWAP on December 18, 2025 of $4.313 has been used for the calculation of fair value of those awards in the table; and (iii) 23,923 RSUs on December 18, 2025 and the VWAP on December 18, 2025 of $4.313 has been used for the calculation of fair value of those awards in the table.

(9)      Mr. Harrison departed the Company on January 17, 2025.

(10)    Mr. Harrison’s stock awards have vesting and/or settlement timelines that range through 2025 to align compensation with long-term stockholder value. Mr. Harrison was granted 5,000 RSUs in relation to his resignation as CFO on May 15, 2025 and the VWAP on May 14, 2025 of $0.623 has been used for the calculation of fair value of those awards in the table. Upon Mr. Harrison’s departure from the Company, 29,720 RSUs were forfeited.

Say-on-Pay/Say-on-Frequency

At our 2022 annual meeting of stockholders, stockholders voted that the frequency of the “Say-on-Pay” votes would be every three years and the next vote will be in 2028. Likewise, stockholders voted that the “Say-on-Frequency” vote would be held every six years and the next vote will be in 2028.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, the Company is providing the following table to show the relationship between executive compensation actually paid and certain financial performance of the Company.

Year(1)	Summary Compensation Table Total for PEO Kaliste Saloom ($)	Compensation Actually Paid to PEO Kaliste Saloom ($)	Summary Compensation Table Total for PEO Rahul Mewawalla ($)	Compensation Actually Paid to PEO Rahul Mewawalla ($)(2)	Summary Compensation Table Total for PEO James Manning ($)	Compensation Actually Paid to PEO James Manning ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)(3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)	Net Income ($)
(a)			(b)	(c)	(b)	(c)	(d)	(e)	(f)	(g)
2025	664,487	512,172	1,465,555	(1,760,262)	—	—	404,469	327,428	15.25	(23,656,569)
2024	—	—	20,263,055	2,604,152	—	—	1,143,883	621,223	12.52	(46,131,701)
2023	—	—	11,636,361	20,546,062	5,649,940	1,991,440	563,194	769,361	48.27	(60,421,822)

____________

(1)      The following table lists our PEO and non-PEO NEOs for each of years 2025, 2024 and 2023:

Year	PEO	Non-PEO NEOs
2025	Kaliste Saloom and Rahul Mewawalla	William Regan and William Harrison
2024	Rahul Mewawalla	William Harrison and Kaliste Saloom
2023	Rahul Mewawalla and James Manning	William Harrison

(2)      In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the PEO’s total compensation in the Summary Compensation Table for each year to determine the Compensation Actually Paid:

Year	PEO	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Equity Awards ($)(a)	Equity Award Adjustments ($)(b)	Compensation Actually Paid to PEO ($)
2025	Kaliste Saloom	664,487	(257,795)	105,480	512,172
2025	Rahul Mewawalla	1,465,555	(646,291)	(2,579,526)	(1,760,262)
2024	Rahul Mewawalla	20,263,055	(16,859,930)	(798,973)	2,604,152
2023	Rahul Mewawalla	11,636,361	(10,186,892)	19,096,593	20,546,062
2023	James Manning	5,649,940	(3,658,500)	—	1,991,440

____________

(a)      The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)     The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	PEO	Year End Fair Value of Equity Awards ($)	Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards That Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2025	Kaliste Saloom	90,367	(67,258)	150,005	(67,634)	—	—	105,480
2025	Rahul Mewawalla	—	—	654,571	(3,234,097)	—	—	(2,579,526)
2024	Rahul Mewawalla	5,784,392	(4,147,500)	5,113,628	(7,549,493)	—	—	(798,973)
2023	Rahul Mewawalla	14,466,093	—	—	—	—	4,630,500	19,096,593
2023	James Manning	—	—	—	—	—	—	—

(3)      In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the non-PEO NEOs’ average total compensation in the Summary Compensation Table for each year to determine the average Compensation Actually Paid:

Year	Reported Average Summary Compensation Table Total for Non-PEOs ($)	Average Reported Value of Equity Awards ($)(a)	Average Equity Award Adjustments ($)(b)	Average Compensation Actually Paid to Non-PEOs ($)
2025	404,469	(185,405)	108,364	327,428
2024	1,143,883	(856,863)	334,203	621,223
2023	563,194	(362,473)	568,640	769,361

____________

(a)      The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year, averaged among the non-PEO NEOs.

(b)     The equity award adjustments for each applicable year, averaged among the non-PEO NEOs, include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards ($)	Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards That Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2025	67,612	—	80,449	(39,697)	—	—	108,364
2024	454,561	—	12,975	(133,333)	—	—	334,203
2023	568,640	—	—	—	—	—	568,640

Compensation actually paid (“CAP”) paid to our PEOs and to our other NEOs demonstrated a marked decline during the period from fiscal 2023 through 2025, driven by declines in the value of outstanding equity awards and by smaller compensation packages related to transitions in the roles. From fiscal 2024 to fiscal 2025, CAP paid to our PEOs declined by 148%, and average CAP paid to other NEOs declined by 19%. In the same period, total shareholder return (“TSR”) declined by 74%, and net loss improved by 24%. From fiscal 2023 to fiscal 2024, CAP paid to our PEOs declined by 88%, and average CAP paid to other NEOs declined by 47%. In the same period, TSR increased by 22%, and net loss improved by 49%.

Compensation Arrangements and Potential Payments Upon Termination or Change in Control

Compensation Arrangements for Current Executive Officers

Current executive officers Joshua Kilgore (Executive Chair), Phillip Stanley (Chief Executive Officer) and Cody Smith (Chief Operating Officer) were appointed to their respective roles effective April 6, 2026. The Board approved base salaries of $250,000 for each of these executive officers. In consultation with independent compensation consultant Pearl Meyer, the Compensation Committee is in the process of reviewing and restructuring the Company’s incentive compensation programs and benefits to align the interests of our leadership with the long-term interests of our stockholders. Pending completion of this review and restructuring, no equity awards have been granted to our current executive officers in fiscal 2026.

Employment Agreement with Our Former Chief Executive Officer

The Company and Mr. Mewawalla entered into a written employment agreement dated May 22, 2023 in connection with Mr. Mewawalla’s appointment as the Company’s Chief Executive Officer and President, which agreement was amended on July 19, 2023 and on December 26, 2023 (as amended, the “Mewawalla Agreement”). The Mewawalla Agreement provides that Mr. Mewawalla shall receive a base salary, receive an annual bonus as determined based on achievement of performance objectives, receive annual equity grants, participate in the Company’s equity plans, and participate in the Company’s employee benefit plans as in effect from time to time on the same basis as generally made available to other senior executives of the Company.

In addition, the Mewawalla Agreement provides for certain payments and benefits in the event of a termination of Mr. Mewawalla’s employment under certain circumstances. Under the Mewawalla Agreement, if Mr. Mewawalla is terminated by the Company for Cause (as defined in the Mewawalla Agreement) or by Mr. Mewawalla without Good Reason (as defined in the Mewawalla Agreement), then Mr. Mewawalla is entitled to receive (i) any earned but unpaid compensation, including unused paid time off, (ii) reimbursement for unreimbursed business expenses, (iii) any amounts or benefits to which Mr. Mewawalla is then entitled under the terms of the benefit plans then sponsored by the Company in accordance with their terms and (iv) full and immediate vesting and settlement acceleration of all equity, including stock options and restricted stock units, granted prior to October 31, 2024 (all such amounts, the “Accrued Benefits”). If the Company is unwilling or unable to immediately accelerate vesting and settlement of all equity and cover tax withholdings, the Company will provide payment in cash equivalent to the value of such equity upon Mr. Mewawalla’s election.

The Mewawalla Agreement also provides that if Mr. Mewawalla is terminated without Cause or by Mr. Mewawalla with Good Reason, he is entitled to receive severance including (i) the Accrued Benefits, (ii) an aggregate cash amount equal to the sum of (x) one full year of base salary plus (y) an amount equal to the Annual Target Bonus (as defined in the Mewawalla Agreement) for one full year, (iii) any bonus for the prior fiscal year that has not yet been paid and (iv) a prorated portion of any annual bonus for the fiscal year in which the termination occurs (such amounts, the “Severance Benefits”). In addition, the Mewawalla Agreement provides for full and immediate vesting and settlement acceleration of all equity, including stock options and restricted stock units, and if the Company is unwilling or unable to immediately accelerate vesting and settlement of all equity and cover tax withholdings, the Company will provide payment in cash equivalent to the value of such equity upon Mr. Mewawalla’s election.

On July 19, 2023, an addendum to the Mewawalla Agreement was executed granting Mr. Mewawalla additional benefits in the case where Mr. Mewawalla’s employment is terminated by the Company or by Mr. Mewawalla for Good Reason upon or post a change of control of the Company. In such event, the Company will pay to Mr. Mewawalla payments and benefits that are twice (2x) the value of all the payments and benefits that would be payable if Mr. Mewawalla had been terminated by the Company without Cause or by Mr. Mewawalla for Good Reason.

On December 26, 2023, a second addendum to the Mewawalla Agreement was executed reflecting that the Company did not make certain equity grants per the terms and timelines it was obligated to and provides for certain compensatory benefits.

On November 26, 2024, the Board, based on the review and recommendation of the Compensation Committee, approved bonus compensation to Mr. Mewawalla, for his performance during the Company’s fiscal year ended December 31, 2024, consisting of an award of 1,235,030 RSUs under the Company’s 2024 Omnibus Equity Incentive Plan (the “2024 Plan”) and $2,578,125 as cash, which was paid on the following schedule: (i) $859,375 in December 2024, (ii) $859,375 in January 2025, and (iii) $859,375 in February 2025.

On December 19, 2024, the Board, based on the review and recommendation of the Compensation Committee, approved a base salary increase for Mr. Mewawalla to $1,200,000 commencing on January 1, 2025.

On July 8, 2025, the Board provided Mr. Rahul Mewawalla with notice of termination of his employment as Chief Executive Officer and President of the Company, effective immediately, in accordance with the terms of the Mewawalla Agreement, and that such termination was for Cause (as defined in the Mewawalla Agreement). In connection with Mr. Mewawalla’s termination, he has forfeited his outstanding equity award of 4,548,512 unvested RSUs and 4,520,654 vested but unsettled RSUs.

Employment Agreement with Our Chief Financial Officer

The Company and Mr. Regan accepted and entered into a written employment offer dated December 9, 2024 in connection with Mr. Regan’s appointment as the Company’s Chief Financial Officer (the “Regan Agreement”). Under the Regan Agreement, Mr. Regan will receive an annual salary of $225,000, and is eligible for an annual grant of RSUs equivalent to $100,000, and an annual performance bonus which may be a combination of cash and equity, as determined by the Company and the Compensation Committee of the Board.

In recognition of additional duties being assumed during the Chief Executive Officer transition, the annual base salary of Mr. Regan was increased to $354,000 effective as of June 3, 2025.

On December 18, 2025, the Board, based on the review and recommendation of the Compensation Committee, approved bonus compensation to Mr. Regan, for his performance during the Company’s fiscal year ended December 31, 2025, consisting of an award of 23,923 shares of Common Stock under the 2024 Plan and $100,000 cash.

Employment Agreement with Our Former Interim Chief Executive Officer, and Current General Counsel and Corporate Secretary

The Company and Mr. Saloom accepted and entered into a written employment offer dated July 1, 2024 in connection with Mr. Saloom’s appointment as the Company’s General Counsel and Corporate Secretary (the “Saloom Agreement”). Under the Saloom Agreement, Mr. Saloom will receive an annual salary of $225,000, and is eligible for an annual grant of RSUs equivalent to $50,000, and an annual performance bonus which may be a combination of cash and equity, as determined by the Company and the Compensation Committee of the Board.

On June 2, 2025, the Board determined to place Mr. Mewawalla on administrative leave from his position as Chief Executive Officer and President of the Company and appointed Mr. Kaliste Saloom to serve as Interim Chief Executive Officer of the Company, effective as of June 3, 2025. In connection with Mr. Saloom’s appointment as Interim Chief Executive Officer, Mr. Saloom’s annual base salary was increased to $360,000 effective as of June 3, 2025.

On December 18, 2025, the Board, based on the review and recommendation of the Compensation Committee, approved bonus compensation to Mr. Saloom, for his performance during the Company’s fiscal year ended December 31, 2025, consisting of an award of 23,923 shares of Common Stock under the 2024 Plan and $100,000 cash.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2025, about the securities issued, or authorized for future issuance, under our equity compensation plans.

Plan Category	Number of Securities to be issued upon exercise(1)	Weighted- average exercise price of outstanding options and restricted stock units(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	781,500	$11.10	389,276	(3)(4)
Equity compensation plans not approved by security holders
Total	781,500	$11.10	389,276	(3)(4)

____________

(1)      Restricted stock units and options under the 2024 Plan.

(2)      Exercise price for restricted stock units is nil. Average exercise price of outstanding options is $11.10.

(3)      The 2024 Plan contains an “evergreen” provision, pursuant to which the number of shares of Common Stock reserved for issuance under the 2024 Plan automatically increases on January 1 of each year by an amount equal to the lesser of (i) 250,000 shares of Common Stock and (ii) a specified number of shares of Common Stock as determined by the Board.

(4)      Includes shares of Common Stock available under the 2024 Plan as of December 31, 2025, excluding additional shares to be approved by stockholders at the Annual Meeting. In 2026, no awards have been issued under the 2024 Plan.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2025

The following table sets forth information regarding all outstanding equity awards held by NEOs at December 31, 2025.

		Option awards				Stock awards
Name	Number of securities underlying unexercised options (#) exercisable(1)	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(2)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Rahul Mewawalla	70,000	—	—	11.10	11/21/2033	—	—	—	—
William Regan	—	—	—	—	—	—	—	32,120	135,225
Kaliste Saloom	—	—	—	—	—	—	—	21,465	90,368
William “Sandy” Harrison	—	—	—	—	—	—	—	—	—

____________

(1)      All share amounts have been adjusted to reflect the 1-for-20 reverse stock split effective on November 20, 2025. Refer to Note 1 — General to the consolidated financial statements included in Item 15. “Exhibits, Financial Statement Schedules” in our Annual Report for further information.

(2)      Market value of Unvested RSUs has been calculated by multiplying the closing stock price as of December 31, 2025 which was $4.21 by the number of unvested RSUs held. The RSUs have no exercise price.

Equity Award Timing Practices

The Compensation Committee does not take material nonpublic information into account when determining the grant date, vesting date or other terms and conditions of equity awards, and does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Compensation Committee typically makes equity awards at its committee meetings during the year. Throughout the year, the Compensation Committee may also grant equity awards for a new hire, a significant promotion, change, update, or other circumstances.

DIRECTOR COMPENSATION

The following table details the total compensation earned by our non-employee directors during the year ended December 31, 2025. All amounts are in U.S. dollars. Directors are paid an annual fee as cash compensation. In addition, non-employee directors of the Company are entitled to receive an annual equity grant of restricted stock units under the Company’s 2024 Plan. Directors are entitled to be reimbursed for all reasonable and properly documented expenses incurred in performing their duties in accordance with the Company’s policies. Unless otherwise agreed on termination as a director, Directors will only be entitled to such fees as may have accrued to the date of termination.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Ryan Costello(1)	160,500	161,000	—	321,500
Steven Soles(2)	83,438	133,749	—	217,187
Kathryn Schellenger(3)	23,891	112,499	—	136,390
Greg Martin(4)	88,911	—	—	88,911
Michael Hughes(5)	29,050	—	—	29,050

____________

(1)      Mr. Costello was awarded 9,879 RSUs on November 7, 2025 and the VWAP has been used as of that date as the fair value of the awards.

(2)      Mr. Soles was awarded (i) 1,810 RSUs on November 7, 2025 and the VWAP has been used as of that date as the fair value of the awards and (ii) 6,903 RSUs on November 7, 2025 and the VWAP has been used as of that date as the fair value of the awards.

(3)      Ms. Schellenger was awarded 7,831 RSUs on November 7, 2025 and the VWAP has been used as of that date as the fair value of the awards.

(4)      Mr. Martin decided not to stand for re-election at the Company’s 2025 Annual Meeting of Stockholders and his service as a director ended on October 15, 2025.

(5)      Mr. Hughes resigned from the Board on April 3, 2025.

Compensation Arrangements for Current Non-Employee Directors

Current non-employee directors Kyle B. Danges, K. Rodger Davis, Lisa R. Hough and Daniel J. Morrison were appointed to the Board effective April 6, 2026. The Board approved an annual cash retainer of $112,500 for each of the current non-employee directors. In consultation with independent compensation consultant Pearl Meyer, the Compensation Committee is in the process of reviewing and restructuring the Company’s non-employee director compensation programs and benefits to align the interests of our leadership with the long-term interests of our stockholders. Pending completion of this review and restructuring, no equity awards have been granted to our current non-employee directors.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Nominating and Corporate Governance Committee of our Board has recommended for election at the Annual Meeting the members currently serving on our Board each identified below (“the nominees”), to serve until the 2027 annual meeting of stockholders or until their respective successors are elected and qualified. Each of the nominees has agreed to be nominated to be elected. Proxies cannot be voted for a greater number of persons than the number of nominees named. Set forth below is relevant information regarding the nominees.

Board Nominees

Name	Current Position	Committee Roles	Age	Director Since
Joshua A. Kilgore	Executive Chair	None	45	2026
Phillip Stanley	Director	None	45	2026
Cody Smith	Director	None	43	2026
K. Rodger Davis	Independent Director	Audit (Chair), Compensation and N&G	37	2026
Kyle B. Danges	Independent Director	N&G (Chair) and Compensation	36	2026
Lisa R. Hough	Independent Director	Compensation (Chair), N&G and Audit	55	2026
Daniel J. Morrison	Independent Director	Audit and N&G	61	2026

Nominees

Joshua A. Kilgore has served as Executive Chair of the Company since April 6, 2026. Prior to joining the Company, Mr. Kilgore founded Endeavor Blockchain, LLC, and has been its Principal since 2021. Mr. Kilgore has also been a Partner at Six Thirty AI, LLC, since July of 2025. Over the past five years, he has led significant investments across Bitcoin and Zcash mining, AI, and HPC infrastructure through his roles with Endeavor Blockchain, LLC and Six Thirty AI, LLC. Mr. Kilgore also has experience as Co-Founder and Managing Partner at ExcelHealth Group, a provider of on-site health care and mobile medical services to residents in long-term care and skilled-nursing facilities. He has served in this role since 2021. Finally, Mr. Kilgore has real estate experience as the Principal of Kilgore Property Management, LLC, which he founded in 2015. In this role, Mr. Kilgore leads investments in health care focused real estate transactions. Mr. Kilgore has executed hundreds of millions of dollars in real estate and infrastructure transactions and has extensive experience in financial oversight, operations, and large-scale asset development. Mr. Kilgore holds a Bachelor’s degree in Business Administration from the University of Arkansas.

Mr. Kilgore contributes proven leadership in capital-intensive enterprises with strategic focus and disciplined oversight.

Phillip Stanley has served as a director and Chief Executive Officer of the Company since April 6, 2026. Mr. Stanley has served as Chief Executive Officer and Managing Member of PM Squared LLC, a private financial advisory firm, where he is responsible for financial oversight, investment strategy, and operations, since 2019. Mr. Stanley holds Series 7 and Series 66 securities licenses, as well as Life and Health Insurance licenses, and earned a Bachelor’s degree in Corporate Communications from Texas A&M University.

Mr. Stanley contributes a strong investor mindset and sound financial judgment to guide capital allocation and risk.

Cody R. Smith has served as a director and Chief Operating Officer of the Company since April 6, 2026. Mr. Smith is also currently a partner in Six Thirty AI, LLC, a digital asset mining, AI, and HPC company. Prior to joining the Company, he founded Arrowhead Technologies, a cybersecurity firm, in 2007 and served as CEO until its acquisition in July 2025, advising public and private companies on internal controls, compliance, and cybersecurity. Mr. Smith is also an active oil and gas mineral owner and working interest partner, with direct experience in upstream E&P, land acquisition and development, and natural gas infrastructure. Mr. Smith holds a Bachelor’s degree in Technical Management from DeVry University.

Mr. Smith is an execution-oriented operator at the nexus of technology and infrastructure with a controls-aware approach.

Kyle B. Danges has served as a director of the Company since 2026. Mr. Danges has served as Founder and Principal at KBD Strategy & Execution, LLC, a boutique management and consulting services business, since July 2023. Prior to that, he served as Chief Strategy Officer & Head of Innovative Solutions Businesses at illumifin, an insurance software platform, from October 2021 to July 2023, and as Strategy Director at KPMG, from 2014 to October 2021. Mr. Danges has extensive M&A, growth strategy, and transformation experience across multiple industries and specializes in identifying and prioritizing initiatives to maximize enterprise value creation. Mr. Danges holds a Bachelor’s degree in Finance from Pennsylvania State University.

Mr. Danges brings a pragmatic M&A and transformation skill set focused on value creation and accountability.

K. Rodger Davis has served as a director of the Company since April 6, 2026. Mr. Davis has served as Managing Director at Ikaria Capital Group, a financial services firm, since September 2024. He has also served as Co-Founder and Head of Finance for Green Minting Technologies Corp., a renewable energy developer, since 2024. Prior to that, Mr. Davis served as a director at White Oak Healthcare Finance, LLC, a healthcare focused financial services provider, from May 2020 to September 2024. In addition, Mr. Davis is Partner at Purpose Living Ventures Jenison, LLC, a senior living services company, since March 2026. Mr. Davis holds a Bachelor’s degree in Finance and Accounting from Miami University (Ohio).

Mr. Davis contributes deep financing and transaction experience that strengthens oversight and committee work.

Lisa R. Hough has served as a director of the Company since April 6, 2026. Prior to joining the Company, Ms. Hough founded Eberly Energy Ventures LLC, an energy and digital infrastructure firm focused on power and large-scale compute infrastructure. Ms. Hough has also served as an Advisor to Trammell Venture Partners since June 2025, a Supervisory Board Member of Melanion Digital since September 2023, a director of the Bitcoin Today Coalition since May 2024, and a Founding Board Member of Proof of Workforce since January 2024.

Ms. Hough has more than 25 years of experience across energy markets, digital assets and infrastructure. Before founding Eberly Energy Ventures, she held senior roles, in 2025, at Fidelity Digital Assets, from 2023 to 2024, at Custodia Bank, and from 2021 to 2022 at Unchained Capital. Earlier in her career, she spent more than a decade in energy trading, including as Director of East Coast Natural Gas Trading at PG&E National Energy Group, a position she held from 1999 to 2003. Her experience spans energy markets, power infrastructure, Bitcoin and digital assets, and large-scale power and compute development. Additionally, Ms. Hough holds a Bachelor’s degree in Biology from Southern Methodist University.

Ms. Hough provides essential energy-market and digital-infrastructure perspective for strategy and risk management.

Daniel J. Morrison has served as a director of the Company since April 6, 2026. Mr. Morrison also currently serves as the Managing Director at Amalgamated Sludge NM, LLC and has held this position since 2020. Prior to that, Mr. Morrison served as the Chief Executive Officer of Pardus Oil & Gas from 2017 to 2020. He also has experience as the Vice President — Corporate Development of Energy & Exploration Partners, a position he held from 2014 through 2016. Mr. Morrison holds a Bachelor’s degree in Petroleum Engineering from Texas Tech University.

Mr. Morrison adds engineering-grounded operating insight and real-asset deal experience.

Vote Required

Pursuant to our Bylaws, the nominees for director who receive a plurality of the “FOR” votes will be elected to the Board. You may vote “FOR” all or any of the nominees, or you may “WITHHOLD” your vote from all or any of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors and thus will have no effect on the outcome of the vote on this Proposal. Brokerage firms do not have authority to vote customers’

unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Abstentions and broker non-votes will have no effect on the results of this vote.

BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 1
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES.

PROPOSAL NO. 2

APPROVAL OF POTENTIAL ISSUANCE OF COMMON STOCK UPON CONVERSION OF SERIES D CONVERTIBLE PREFERRED STOCK AND EXERCISE OF THE WARRANT

Background of the Private Placement and Related Registration

On June 30, 2026, the Company entered into a Securities Purchase Agreement with Six Thirty AI, LLC (the “Purchaser”), pursuant to which the Company issued and sold 16,700 shares of newly designated Series D Convertible Preferred Stock, par value $0.001 per share, with a stated value of $1,000 per share (the “Series D”), at a purchase price of $900.00 per share, for gross proceeds to the Company of $15.03 million, before deducting placement agent fees and other offering expenses. In connection with the Securities Purchase Agreement, the Company also issued to the Purchaser a warrant exercisable for five years to purchase 926,748 shares of Common Stock at an exercise price of $10.81, which is 120% of the closing price of the Common Stock immediately before closing, in each case subject to adjustment upon the occurrence of any stock split, stock dividend, stock combination or similar transaction (the “Warrant”).

The offer and sale of the foregoing securities were made in a private placement in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended. A Special Transactions Committee of the Board comprised solely of disinterested directors, together with the Audit Committee of the Board, reviewed and approved the Securities Purchase Agreement and related agreements. The Company retained Northland Securities, Inc. as exclusive placement agent and paid a cash fee of 6.0% of the gross proceeds, together with customary expense reimbursements.

Concurrently with the execution of the Securities Purchase Agreement, the Company entered into a Registration Rights Agreement requiring it to file and maintain the effectiveness of one or more resale registration statements registering the resale of the Series D Conversion Shares and Warrant Shares. The Company agreed to file the initial registration statement no later than July 20, 2026 and to have it declared effective within specified time frames. The Company filed a Form S-3 registration statement on July 20, 2026 to register the resale by the selling stockholders of up to 10,924,527 shares of Common Stock, consisting of (i) 9,277,779 shares issuable upon conversion of 16,700 shares of Series D Preferred Stock (assuming conversion at the floor price of $1.80), (ii) 720,000 shares issuable upon conversion of 1,296 PIK shares through December 31, 2027 (assuming accrual at 5% per annum and conversion at the $1.80 floor price), and (iii) 926,748 shares issuable upon exercise of the Warrant.

We are asking our stockholders to consider and vote upon a proposal that provides for the potential issuance of shares of our Common Stock upon conversion of the Series D and upon exercise of the Warrant, and to approve the potential issuance of a number of shares of our Common Stock in excess of limitations imposed by applicable Nasdaq Listing Rules, including the 19.99% cap under Nasdaq Listing Rule 5635(d). As described below, the Company agreed to include this Proposal in the proxy statement for its next annual meeting of stockholders, which the Company agreed to hold no later than November 14, 2026, in order to obtain the requisite approvals to permit issuances of Series D Conversion Shares and Warrant Shares in excess of any such restrictions.

Summary of the Series D Convertible Preferred Stock and Warrant

Dividends; ranking.    Dividends accrue on the Series D from the date of issuance at 5% per annum, increasing to 18% per annum during the pendency of a “Triggering Event” (as defined in the Certificate of Designations), payable quarterly in arrears in PIK shares or, at the Company’s election, in cash; the Series D ranks senior to all other classes or series of the Company’s capital stock with respect to dividends and liquidation, subject to an issuance of senior or pari passu preferred stock approved by a majority of the holders of the Series D Preferred Stock.

Conversion mechanics.    The Purchaser may convert Series D on or after August 30, 2026 at a conversion price equal to 95% of the lowest daily volume-weighted average price of the Common Stock over the five consecutive trading days immediately preceding the conversion date, subject to a floor price of $1.80 and other limitations, including beneficial ownership and monthly conversion limitations described below.

Beneficial ownership and monthly conversion limits.    Conversions are subject to a 4.99% beneficial ownership cap (subject to limited exceptions), and to a monthly conversion cap equal to the greater of (a) 10% of aggregate monthly dollar trading volume or (b) $2,000,000 of stated value converted in that month (except during a Triggering Event).

Voting; redemption; covenants.    The Series D is non-voting except as required by law or as expressly set forth in the Certificate of Designations; the Company may redeem Series D at a cash price equal to 105% of the aggregate conversion price for the shares being redeemed; negative covenants include, among other things, restrictions on dividends, indebtedness, liens, and variable rate transactions while the Series D remains outstanding.

Warrant.    The Warrant is exercisable for five years for 926,748 shares at an exercise price of $10.81 and includes a 4.99% beneficial ownership cap on exercises (subject to the Purchaser’s right to waive the cap upon 65 days’ prior notice).

The registration statement on Form S-3 covers the resale by the selling stockholders (or their permitted transferees) of up to 10,924,527 shares of Common Stock underlying these securities. The selling stockholders will receive all proceeds from any such resales. The Company will not receive any proceeds from resales, although it will receive the exercise price if the Warrant is exercised for cash and, if so, intends to use such proceeds for general corporate purposes.

Why We Need Stockholder Approval

Our Common Stock is listed on The Nasdaq Capital Market, and as a result, we are subject to Nasdaq’s Listing Rules, including Nasdaq Listing Rule 5635.

Nasdaq Listing Rule 5635(d) (the 20% rule). Stockholder approval is required prior to an issuance of securities in a non-public offering that equals 20% or more of the pre-transaction outstanding shares or voting power, at a price that is less than the “Minimum Price.” In addition, our transaction documents and Certificate of Designations include an exchange cap that, absent stockholder approval, limits aggregate issuances to 19.99% of pre-transaction outstanding shares. We are seeking approval to permit issuances of Series D Conversion Shares and Warrant Shares in excess of such limitations, as contemplated by our agreement to submit this Proposal at the next annual meeting.

Potential Effects of Approval of this Proposal

If this Proposal is approved, the issuance of shares of our Common Stock upon conversion of the Series D and upon exercise of the Warrant would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock. As disclosed in the S-3, for purposes of pro forma, as-adjusted net tangible book value, the number of shares of our Common Stock outstanding prior to and after the offering is based on 5,486,730 shares outstanding as of March 31, 2026, and assumes issuance of up to 10,924,527 shares of Common Stock in connection with this offering, assuming a Series D Conversion Price equal to a floor price of $1.80 per share of Common Stock. Any such issuances could also increase the number of shares eligible for sale in the public markets, which could, or could be perceived to, exert downward pressure on the market price of our Common Stock. We will not receive proceeds from resales by selling stockholders; however, to the extent the Warrant is exercised for cash, we would receive the corresponding exercise price and intend to use such cash for general corporate purposes.

Potential Effects of Non-Approval of this Proposal

If this Proposal is not approved by our stockholders at the Annual Meeting, the Series D and Warrant will remain subject to limitations tied to Nasdaq rules, including the 19.99% exchange cap, which would restrict our ability to issue Series D Conversion Shares and Warrant Shares in excess of such limits. In addition, while no mandatory cash payments are triggered by the absence of approval, dividends on the Series D would continue to accrue at 5% per annum (increasing to 18% per annum during a Triggering Event), payable in PIK or, at our election, in cash, and the security would continue to be subject to the redemption, covenant, and other terms summarized herein, which could limit our flexibility and, if we elected cash payments or redemptions, could require significant uses of cash.

Interests of Directors and Officers

The Purchaser is controlled by Joshua Kilgore, Phillip Stanley, and Cody Smith, who are, respectively, our Executive Chair, Chief Executive Officer, and Chief Operating Officer. A Special Transactions Committee of disinterested directors, together with the Audit Committee, reviewed and approved the Purchase Agreement and related agreements.

The Purchaser acquired the Series D using borrowed funds. Concurrently with the execution of the Securities Purchase Agreement, the Company entered into a letter agreement with the Purchaser and YA II PN, Ltd., a Cayman Islands exempt limited company and the administrative agent and collateral agent for certain lenders to the Purchaser (“YA”), pursuant to which we consented to (i) the Purchaser’s pledge of the Series D to YA, for the ratable benefit of the lenders; (ii) the Purchaser’s assignment of the Warrant to YA as a commitment fee under the loan facility; and (iii) the lenders’ right to exchange all or any portion of the outstanding obligations under the loan and guaranty agreement for Series D and settlement using Series D or Series D Conversion Shares.

Vote Required

The affirmative vote of a majority of the votes cast by stockholders present and entitled to vote at the Annual Meeting at which a quorum is present is required to approve the issuance of Common Stock issuance upon conversion of Series D Convertible Preferred Stock and exercise of the Warrant. Abstentions and broker non-votes will be counted as votes present for quorum purposes but will not be counted as either votes cast for or against this Proposal.

BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 2
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL NO. 2.

PROPOSAL NO. 3

AMENDMENT AND RESTATEMENT OF THE 2024 OMNIBUS EQUITY INCENTIVE PLAN

We currently maintain the Big Digital Energy, Inc. 2024 Omnibus Equity Incentive Plan, or the “2024 Plan.” We believe that the 2024 Plan is an important part of attracting, retaining and incentivizing highly-qualified employees, consultants and non-employee directors and has provided incentives that align the economic interests of plan participants with those of our stockholders.

The Board is requesting that you approve an amendment and restatement of the 2024 Plan to increase the number of shares of Common Stock available for issuance. There are currently 1,000,000 shares authorized for issuance under the Plan, which includes 500,000 shares initially approved by stockholders upon the 2024 Plan’s adoption and an additional 250,000 shares approved by the Board in each of 2025 and 2026. The Board may increase this number by up to 250,000 shares each year from 2027 through 2034. The amendment would increase the number of Shares authorized for issuance under the 2024 Plan by 1,000,000 shares. The closing price of our Common Stock on Nasdaq was $6.21 per share on September 14, 2026.

In addition, the 2024 Plan provides that awards issued under the 2024 Plan, the 2018 Plan or the 2021 Plan that expire, lapse or are terminated, surrendered or canceled without having been fully exercised or are forfeited in whole or in part, in any case in a manner that results in any share of Common Stock covered by such award being reacquired by the Company or otherwise not being issued, such share of Common Stock shall again be available for the grant of awards under the 2024 Plan. Further, shares of Common Stock delivered (either by actual delivery or attestation) to the Company by a participant to (1) satisfy the applicable exercise or purchase price of an award, and/or (2) satisfy any applicable tax withholding obligation, in each case, shall be added to the number of shares of Common Stock available for the grant of awards under the 2024 Plan.

The Company has a capacity to issue an additional 425,827 shares under the Plan. The Board and management are of the opinion that this number will not be sufficient in the short to medium term to attract, retain and incentivize talented and highly-qualified employees, consultants and non-employee directors. We expect to exhaust the existing share reserve in 2026 and 2027. Our calculations suggest that it is prudent to replenish the share reserve at this time. Providing cash compensation in lieu of equity awards would substantially increase our operating expenses and increase the negative cash flow from our operations, which could adversely affect investments in capital projects and other areas of the business. As of September 14, 2026, there were approximately 22 employees, including five executive officers, four non-employee directors, and no consultants eligible to participate in the 2024 Plan. To enable us to continue offering meaningful equity-based incentives to key employees, consultants and non-employee directors, the Board believes that it is both necessary and appropriate to increase the number of shares of Common Stock available for these purposes.

Accordingly, we are asking our stockholders to approve an amendment and restatement of the 2024 Plan that would increase the total number of shares of Common Stock available for grant under the 2024 Plan by 1,000,000 shares. This should meet the Company’s anticipated needs for two to three years, subject to changes in business conditions, the stock price or other trends.

The amendment and restatement would also reflect the Company’s new name and the number of shares of Common Stock available under the Plan, as adjusted for the 1-for-20 reverse stock split effective November 21, 2025.

Prospective Share Usage and Plan Duration

In determining the size of the proposed share reserve, the Compensation Committee and Board considered several factors, including the Company’s anticipated future equity compensation needs, projected hiring and retention requirements, expected plan duration, historical grant practices, anticipated growth opportunities, potential stockholder dilution and market practices among comparable companies.

The Board recognizes that the proposed share reserve represents a meaningful percentage of the Company’s currently outstanding shares. After careful consideration, however, the Board determined that the proposed reserve is appropriate in light of the Company’s anticipated compensation needs and long-term strategic objectives. In particular, the Board sought to establish a reserve that would support the Company’s equity compensation program for approximately two to three years and provide sufficient flexibility to attract, retain and incentivize the individuals necessary to execute the Company’s business strategy.

The Plan Incorporates Responsible Compensation and Governance Practices

•        Independent administration.    The 2024 Plan is administered by the Compensation Committee of the Board, which is comprised entirely of independent, non-employee directors.

•        No discounted stock options or stock appreciation rights.    The 2024 Plan requires that stock options and stock appreciation rights issued under it must have an exercise price equal to at least the fair market value of our Common Stock on the date the award is granted, except in certain situations in which we are assuming or replacing options granted by another company that we are acquiring.

•        Clawback policy for equity awards.    The Company has adopted a clawback policy, as mandated by the SEC and Nasdaq rules, providing for the recovery of erroneously awarded incentive-based compensation received by executive officers following an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws.

•        Limited transferability.    In general, no equity award (other than fully vested and unrestricted shares of Common Stock issued pursuant to any equity award) and no right under any such equity award shall be transferable by a participant other than by will or by the laws of descent and distribution. The Committee otherwise shall have the discretion to permit the transfer of equity awards, provided that such transfer is in compliance with Form S-8 rules and is not made for consideration.

Description of the 2024 Plan

The following is a summary of the material features of the 2024 Plan. This summary is qualified in its entirety by the full text of the 2024 Plan, a copy of which is attached to this Proxy Statement as Annex A.

Types of Awards.    The 2024 Plan provides for the issuance of equity awars such as incentive stock options, non-statutory stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), and other stock-based awards. Items described above in the Section called “Shares Available” are incorporated herein by reference.

Administration.    The 2024 Plan will be administered by the Board, or if the Board does not administer the 2024 Plan, a committee or subcommittee of our Board that complies with the applicable requirements of Section 16 of the Exchange Act and any other applicable legal or stock exchange listing requirements (each of the Board or such committee or subcommittee, the “plan administrator”). The plan administrator may interpret the 2024 Plan and may prescribe, amend and rescind rules and make other determinations necessary or desirable for the administration of the 2024 Plan, as specified in the full text of the 2024 Plan.

The 2024 Plan permits the plan administrator to select the eligible recipients who will receive awards, to determine the terms and conditions of those awards, including but not limited to the exercise price or other purchase price of an award, the number of shares of common stock or cash or other property subject to an award, the term of an award and the vesting schedule applicable to an award as pursuant to the full text of the 2024 Plan.

Restricted Stock and Restricted Stock Units.    Restricted stock and RSUs may be granted under the 2024 Plan. The plan administrator will determine the purchase price, vesting schedule and performance goals, if any, and any other conditions that apply to a grant of restricted stock and RSUs. If the restrictions, performance goals or other conditions determined by the plan administrator are not satisfied, the restricted stock and RSUs may be forfeited, as specified in the full text of the 2024 Plan subject to provisions as contained in an award agreement, a written employment or other agreement. Subject to the provisions of the 2024 Plan and the applicable award agreement and written employment agreements, the plan administrator has the sole discretion to provide for the lapse of restrictions in installments.

Unless the applicable award agreement provides otherwise, participants with restricted stock will generally have all the rights of a stockholder; provided that dividends will only be paid if and when the underlying restricted stock vests. RSUs will not be entitled to dividends prior to vesting, but may be entitled to receive dividend equivalents if the award agreement provides for them. The rights of participants granted restricted stock or RSUs upon the termination of employment or service to us will be set forth in the award agreement or a written employment agreement or other agreement with the Company.

Options.    Incentive stock options and non-statutory stock options may be granted under the 2024 Plan. An “incentive stock option” means an option intended to qualify for tax treatment applicable to incentive stock options under Section 422 of the Internal Revenue Code. A “non-statutory stock option” is an option that is not subject to statutory requirements and limitations required for certain tax advantages that are allowed under specific provisions of the Internal Revenue Code. A non-statutory stock option under the 2024 Plan is referred to for federal income tax purposes as a “non-qualified” stock option. Each option granted under the Plan will be designated as a non-qualified stock option or an incentive stock option. At the discretion of the administrator, incentive stock options may be granted only to our employees, employees of our “parent corporation” (as such term is defined in Section 424(e) of the Code) or employees of our subsidiaries.

The exercise period of an option may not exceed ten years from the date of grant and the exercise price may not be less than 100% of the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to ten percent stockholders). The exercise price for shares of common stock subject to an option may be paid in cash, or as determined by the administrator in its sole discretion, (i) through any cashless exercise procedure approved by the administrator (including the withholding of shares of common stock otherwise issuable upon exercise), (ii) by tendering unrestricted shares of common stock owned by the participant, (iii) with any other form of consideration approved by the administrator and permitted by applicable law or (iv) by any combination of these methods. The option holder will have no rights to dividends or distributions or other rights of a stockholder with respect to the shares of common stock subject to an option until the option holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of a participant’s termination of employment or service, the participant may exercise his or her option (to the extent vested as of such date of termination) for such period as specified in his or her option agreement or a written employment agreement or other agreement with the Company.

Stock Appreciation Rights.    SARs may be granted either alone (a “Free-Standing Right”) or in conjunction with all or part of any option granted under the 2024 Plan (a “Related Right”). A Free-Standing Right will entitle its holder to receive, at the time of exercise, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the base price of the Free-Standing Right (which shall be no less than 100% of the fair market value of the related shares of common stock on the date of grant) multiplied by the number of shares in respect of which the SAR is being exercised. A Related Right will entitle its holder to receive, at the time of exercise of the SAR and surrender of the applicable portion of the related option, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the exercise price of the related option multiplied by the number of shares in respect of which the SAR is being exercised. The exercise period of a Free-Standing Right may not exceed ten years from the date of grant. The exercise period of a Related Right will also expire upon the expiration of its related option.

The holder of a SAR will have no rights to dividends or any other rights of a stockholder with respect to the shares of common stock subject to the SAR until the holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of a participant’s termination of employment or service, the holder of a SAR may exercise his or her SAR (to the extent vested as of such date of termination) for such period of time as specified in his or her SAR agreement or a written employment agreement or other agreement with the Company.

Other Stock-Based Awards.    The administrator may grant other stock-based awards under the 2024 Plan, valued in whole or in part by reference to, or otherwise based on, shares of common stock. The administrator will determine the terms and conditions of these awards, including the number of shares of common stock to be granted pursuant to each award, the manner in which the award will be settled, and the conditions to the vesting and payment of the award (including the achievement of performance goals). The rights of participants granted other stock-based awards upon the termination of employment or service to us will be set forth in the applicable award agreement or a written employment agreement or other agreement with the Company. In the event that a bonus is granted in the form of shares of common stock, the shares of common stock constituting such bonus shall, as determined by the administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the participant to whom such grant was made and delivered to such participant as soon as practicable after the date on which such bonus is payable. Any dividend or dividend equivalent award issued hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying award or a written employment agreement or other agreement with the Company.

Equitable Adjustment and Treatment of Outstanding Awards Upon a Change in Control

Equitable Adjustments.    In the event of a merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase, reorganization, special or extraordinary dividend or other extraordinary distribution (whether in the form of common stock, cash or other property), combination, exchange of shares, or other change in corporate structure affecting our common stock, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the 2024 Plan; (ii) the kind and number of securities subject to, and the exercise price of, any outstanding options and SARs granted under the 2024 Plan; (iii) the kind, number and purchase price of shares of common stock, or the amount of cash or amount or type of property, subject to outstanding restricted stock, RSUs and other stock-based awards granted under the 2024 Plan; and (iv) the terms and conditions of any outstanding awards (including any applicable performance targets). Equitable substitutions or adjustments other than those listed above may also be made as determined by the plan administrator. In addition, the plan administrator may, subject in all events to the requirements of Section 409A of the Internal Revenue Code, may terminate all outstanding awards for the payment of cash or in-kind consideration having an aggregate fair market value equal to the excess of the fair market value of the shares of common stock, cash or other property covered by such awards over the aggregate exercise price, if any, of such awards, but if the exercise price of any outstanding award is equal to or greater than the fair market value of the shares of common stock, cash or other property covered by such award, the plan administrator may cancel the award without the payment of any consideration to the participant subject to provisions of a written employment agreement or other agreement with the Company. With respect to awards subject to foreign laws, adjustments will be made in compliance with applicable requirements. Except to the extent determined by the plan administrator, adjustments to ISOs will be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code.

Change in Control.    The 2024 Plan provides that, unless otherwise determined by the plan administrator and evidenced in an award agreement, if a “change in control” (as defined below) occurs and a participant is employed by us or any of our affiliates immediately prior to the consummation of the change in control, then the plan administrator, subject to the provisions of a written employment agreement or other agreement of the participant with the Company, may (i) provide that any unvested or unexercisable portion of an award carrying a right to exercise will become fully vested, settled and exercisable; and (ii) cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any award granted under the 2024 Plan to lapse, and the awards will be deemed fully vested, settled, and any performance conditions imposed with respect to such awards will be deemed to be fully achieved at target performance levels. The administrator shall have discretion to, subject to the provisions of a written employment agreement or other agreement of the participant with the Company, in connection with such change in control to provide that all outstanding and unexercised options and SARs shall expire upon the consummation of such change in control. Notwithstanding the foregoing, in the event that a participant’s employment or service is terminated without cause or for good reason within thirty six (36) months following a change in control, the time-vesting portion of any award granted to such participant shall accelerate, vest and settle in full, and the performance-vesting portion of any such award shall vest at target level, in each case upon the date of termination of employment or service of such participant, all as specified in the full text of the 2024 Plan.

For purposes of the 2024 Plan, a “change in control” means, in summary, the occurrence of any of the following events: (i) a person or entity becomes the beneficial owner of more than 50% of our voting power of the Company’s then outstanding securities; (ii) the date on which individuals who constitute the Board as of the Effective Date and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of the number of directors serving on the Board; (iii) a merger or consolidation of us or any of our subsidiaries with any other corporation or entity, other than (A) a merger or consolidation that results in our voting securities continuing to represent 50% or more of the combined voting power of the surviving entity or its parent and our Board immediately prior to the merger or consolidation continuing to represent at least a majority of the board of directors of the surviving entity or its parent or (B) a merger or consolidation effected to implement a recapitalization in which no person is or becomes the beneficial owner of our voting securities representing more than 50% of our combined voting power; or (iv) stockholder approval of a plan of our complete liquidation or dissolution or the consummation of an agreement for the sale or disposition of all or majority of our assets, other than (A) a sale or disposition to an entity, more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of us immediately prior to such sale; or (B) a sale or disposition to an entity controlled by the Board whose constitution is the same as prior to the Change of Control. However, a change in control will not be deemed to have occurred as a result of any transaction or series of integrated transactions if its sole purpose is to change the state of the Company’s incorporation or to create a holding company following which our stockholders, immediately prior thereto, hold immediately afterward the same proportionate equity interests in the entity that owns all or substantially all of our assets.

Tax Withholding.    Subject to the provisions of a written agreement with the Company, each participant may be required to make arrangements satisfactory to the plan administrator regarding payment of up to the maximum statutory tax rates in the participant’s applicable jurisdiction with respect to any award granted under the 2024 Plan, as determined by us, unless otherwise provided in a written agreement with the Company. We have the right, to the extent permitted by applicable law, to deduct any such taxes from any payment of any kind otherwise due to the participant unless otherwise provided in a written agreement with the Company. With the approval of the plan administrator, the participant may satisfy the foregoing requirement by either electing to have us withhold from delivery of shares of common stock, cash or other property, as applicable, or by delivering already owned unrestricted shares of common stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations, unless otherwise provided in a written agreement with the Company. We may also use any other method of obtaining the necessary payment or proceeds, as permitted by applicable law, to satisfy our withholding obligation with respect to any award unless otherwise provided in a written agreement with the Company.

Amendment and Termination of the 2024 Plan.    The 2024 Plan provides the Board with authority to amend, alter or terminate the 2024 Plan, but no such action may impair the rights of any participant with respect to outstanding awards without the participant’s written consent or impair the rights of a participant pursuant to a written employment agreement or other agreement. The plan administrator may amend an award, prospectively or retroactively, but no such amendment may impair the rights of any participant without the participant’s written consent. Stockholder approval of any such action will be obtained if required to comply with applicable law. The 2024 Plan will terminate on the tenth anniversary of the Effective Date (although awards granted before that time will remain outstanding in accordance with their terms).

Clawback.    Notwithstanding any other provisions in this Plan and subject to any provisions in a written employment agreement or other agreement with Participant, any Award received by a Participant which is subject to clawback under any Applicable U.S. Laws, government regulation or stock exchange listing requirement (or any policy adopted by the Company in mandatory conformity with such Applicable U.S. Law, government regulation or stock exchange listing requirement), may be subject to such clawback as are mandatorily required to be made pursuant to such Applicable U.S. Law, government regulation or stock exchange listing requirement (or any policy adopted by the Company in conformity with any such law, government regulation or stock exchange listing requirement on or following the Effective Date).

US Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of awards under the 2024 Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change.

Non-Qualified Stock Options

A participant who has been granted a non-qualified stock option will not recognize taxable income upon the grant of a non-qualified stock option. Rather, at the time of exercise of such non-qualified stock option, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess of the fair market value of the shares of common stock purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount that the participant recognizes ordinary income. If shares of common stock acquired upon exercise of a non-qualified stock option are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Incentive Stock Options

In general, no taxable income is realized by a participant upon the grant of an ISO. If shares of common stock are purchased by a participant, or option shares, pursuant to the exercise of an ISO granted under the 2024 Plan and the participant does not dispose of the option shares within the two-year period after the date of grant or within one year after the receipt of such option shares by the participant, such disposition a disqualifying disposition, then, generally (1) the participant will not realize ordinary income upon exercise and (2) upon sale of such option shares, any amount realized in excess of the exercise price paid for the option shares will be taxed to such participant as capital gain (or loss). The amount by which the fair market value of the common stock on the exercise date of an ISO exceeds the purchase price generally will constitute an item which increases the participant’s “alternative minimum taxable income.” If option shares acquired upon the exercise of an ISO are disposed of in a disqualifying disposition, the participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on the disposition of the option shares), over the exercise price paid for the option shares. Subject to certain exceptions, an option generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, such option will be treated as a nonqualified stock option as discussed above. In general, we will receive an income tax deduction at the same time and in the same amount as the participant recognizes ordinary income.

Stock Appreciation Rights

A participant who is granted an SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares of common stock received. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any shares of common stock received upon exercise of an SAR will be the fair market value of the shares of common stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Restricted Stock

A participant generally will not be taxed upon the grant of restricted stock, but rather will recognize ordinary income in an amount equal to the fair market value of the shares of common stock at the earlier of the time the shares become transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of the Code). We generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares of common stock will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the shares of common stock before the restrictions lapse will be taxable to the participant as additional compensation and not as dividend income, unless the individual has made an election under Section 83(b) of the Code. Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such stock is subject to restrictions or transfer and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares of common stock equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

Restricted Stock Units

In general, the grant of RSUs will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in cash or shares of common stock, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount.

Other Awards

With respect to other stock-based awards, generally when the participant receives payment in respect of the award, the amount of cash and/or the fair market value of any shares of common stock or other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction at the same time and in the same amount.

New Plan Benefits

Our current employees, including our executive officers, and our non-employee directors have not been granted any equity awards under the 2024 Plan in fiscal 2026. Future awards under the 2024 Plan will be made at the discretion of the Compensation Committee or its delegates. Therefore, the benefits and amounts that will be received or allocated under the 2024 Plan to any particular person or group in the future are not determinable at this time.

Vote Required

The affirmative vote of a majority of the votes cast by stockholders present and entitled to vote at the Annual Meeting at which a quorum is present is required to approve the amendment to the 2024 Omnibus Equity Incentive Plan. Abstentions and broker non-votes will be counted as votes present for quorum purposes but will not be counted as either votes cast for or against this Proposal.

BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 3
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL NO. 3.

PROPOSAL NO. 4

Approval of Increase in Authorized Shares

Our Board of Directors has unanimously adopted a resolution approving an amendment to our Certificate of Incorporation (i) to increase the authorized number of shares of Common Stock from 90,000,000 shares to 600,000,000 shares, par value of $0.001 per share (the “Increase in Authorized Common Shares”) and (ii) to increase the authorized number of shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), from 1,000,000 shares to 2,000,000 shares (the “Increase in Authorized Preferred Shares” and together, the “Increase in Authorized Shares”). Approval of the Increase in Authorized Shares will grant the Board the authority, without further action by the stockholders, to carry out the amendment to the Certificate of Incorporation following the date on which stockholder approval is obtained.

If the stockholders approve the proposed amendment, the Company will file a Certificate of Amendment to the Certificate of Incorporation to amend and replace Section 3.1 of Article III, in its entirety, to read as follows: “The total number of shares of stock which the Corporation shall have authority to issue is 600,000,000 shares of common stock, par value $0.001 per share, and 2,000,000 shares of preferred stock, par value $0.001 per share.”

Background

As of September 14, 2026, the Company’s authorized capital stock consisted of 90,000,000 shares of Common Stock, par value $0.001 per share, of which 5,718,050 shares were issued and outstanding, and 1,000,000 shares of Preferred Stock, par value $0.001, of which 100,000 shares were designated as Series D Convertible Preferred Stock. 16,400 shares of Series D were issued and outstanding. We believe that an increase in the number of our authorized shares is prudent to assure that a sufficient number of shares is available for issuance in the future if our Board deems it to be in the best interests of our stockholders and the Company.

Rights of Additional Authorized Shares of Stock

The additional shares of Common Stock resulting from the Increase in Authorized Shares, if and when issued, would have rights and privileges identical to our currently outstanding Common Stock. The designations, rights and preferences of any series of Preferred Stock would be designated by our Board of Directors, subject to approval required from holders of the Series D Convertible Preferred Stock or other parties with a right of approval.

Potential Advantages of the Increase in Authorized Shares

Our Board believes that the authorized number of shares of Common Stock should be increased to provide sufficient shares of Common Stock for such corporate purposes as may be determined by our Board to be necessary or desirable. We do not have any plans, arrangements, or understandings for the remaining portion of the authorized but unissued shares of Common Stock that will be available following the Increase in Authorized Common Shares. However, the Company expects to continue to need additional external financing to provide additional working capital and to use for ongoing business development strategy.

Once authorized, the additional shares of Common Stock may be issued with approval of our Board but without further approval of our stockholders, unless applicable law, rules or regulations require stockholder approval.

The increase of our authorized shares of Preferred Stock will not have any immediate effect on the rights of existing stockholders. If the amendment is adopted, and our Certificate of Incorporation is amended, our Board would be able to issue the additional shares of authorized Preferred Stock with such designations, preferences and relative, participating, optional, conversion or other special rights (if any) of such series and the qualifications, limitations or restrictions (if any) thereof, as the Board may in the future establish by resolution or resolutions and by filing a certificate pursuant to the Delaware General Corporation Law (a “Preferred Stock Designation”), from time to time providing for the issuance of such Preferred Stock.

Such issuances would occur without further action or approval of our stockholders, subject to and limited by the rights of the Series D Convertible Preferred Stock or any other right of stockholder approval established in our charter documents, or by contract, and subject to compliance with applicable law, including but not limited to the rules or listing requirements of The Nasdaq Capital Market. We do not currently have any plans, agreements, commitments or understandings with respect to the issuance of the additional shares of Common Stock or Preferred Stock.

The additional shares of Common Stock and Preferred Stock may be used for various purposes. These purposes may include, but are not limited to, raising capital; providing equity incentives to employees, officers or directors; establishing strategic relationships with other companies; expanding our business through the acquisition of other businesses or assets; and for other purposes.

Potential Disadvantages of the Increase in Authorized Shares

Future issuances of shares of Common Stock or Preferred Stock could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current shareholders. In addition, the availability of additional shares of stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company, as further discussed below.

Procedure for Effecting the Increase in Authorized Shares

If this Proposal is approved by our stockholders, our Board will cause the Increase in Authorized Shares to be implemented by filing an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. The Increase in Authorized Shares will become effective on the date that it is filed.

Discretionary Authority of the Board to Abandon the Increase in Authorized Shares

The Board reserves the right to abandon the Increase in Authorized Shares without further action by our stockholders at any time before the effectiveness of the amendment to the Certificate of Incorporation, even if the Increase in Authorized Shares has been authorized by our stockholders. By voting in favor of the Increase in Authorized Shares, you are expressly also authorizing our Board to determine not to proceed with, and abandon, the Increase in Authorized Shares if it should so decide.

Appendix Relating to the Increase in Authorized Shares

The form of the amendment to our Certificate of Incorporation relating to this Proposal, which we would file with the Secretary of State of the State of Delaware to effect the Increase in Authorized Shares, is attached to this proxy statement as Annex B.

Anti-Takeover Effects

Although the Increase in Authorized Shares is not motivated by anti-takeover concerns and is not considered by our Board to be an anti-takeover measure, the availability of additional authorized shares could enable the Board to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of our company more difficult or time-consuming. For example, shares of Common Stock or Preferred Stock could be issued to purchasers who might side with management in opposing a takeover bid that the Board determines is not in the best interests of our stockholders, thus diluting the ownership and voting rights of the person seeking to obtain control of the Company. In certain circumstances, the issuance of Common Stock or Preferred Stock without further action by the stockholders may have the effect of delaying or preventing a change in control of the Company, may discourage bids for our Common Stock or Preferred Stock at a premium over the prevailing market price and may adversely affect the market price of our Common Stock. As a result, increasing the authorized number of shares of our Common Stock or Preferred Stock could render more difficult and lessen the likelihood of a hostile takeover of our Company by a third-party, or the possible removal of our incumbent management. We are currently not aware of any proposed attempt to take over the Company or of any present attempt to acquire a large block of our Common Stock or Preferred Stock.

Vote Required

The affirmative vote of a majority of the votes cast by stockholders present and entitled to vote at the Annual Meeting at which a quorum is present is required to approve the increase in authorized shares. Abstentions and broker non-votes will be counted as votes present for quorum purposes but will not be counted as either votes cast for or against this Proposal.

BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 4
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL NO. 4.

PROPOSAL NO. 5

RATIFICATION OF AUDITOR APPOINTMENT

We are asking our stockholders to ratify the appointment and engagement by our Audit Committee of Wolf & Co to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Although our Bylaws do not require that our stockholders approve the appointment of our independent registered public accounting firm, the Audit Committee is submitting the selection of Wolf & Co to our stockholders for ratification as a matter of good corporate practice and in accordance with its responsibilities as set out in its Charter. If our stockholders vote against the ratification of Wolf & Co, the Audit Committee will consider this in its selection of auditors for the following year. Even if our stockholders ratify the appointment, the Audit Committee may choose to appoint a different independent registered public accounting firm at any time during the year if it is determined that such a change would be in the best interests of our Company and our stockholders.

The Audit Committee has retained Wolf & Co as the Company’s independent registered public accounting firm, to perform the audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2026, to be included in the Company’s annual report on Form 10-K for the same period. Representatives of Wolf & Co do not plan to attend the Annual Meeting and will therefore not be making a statement at the Annual Meeting.

Audit Fees

Aggregate fees billed or expected to be billed for the professional services of Wolf & Co for the years ended December 31, 2025 and 2024 in the following categories and amounts are shown below.

	2025	2024
Audit Fees(1)	$570,000	$505,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$570,000	$505,000

____________

(1)      Includes fees for the audit of the Company’s annual financial statements, review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and consents and comfort letters provided for various registration statements.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Charter of the Audit Committee requires that it pre-approve in advance all audit and permissible non-audit services to be provided by the Company’s independent auditors. Services requiring pre-approval in advance by the Audit Committee may include audit services, audit related services, tax services and other permissible services. All of the services performed by the independent registered public accounting firm for the years ended December 31, 2025 and 2024 were pre-approved in advance by the Audit Committee. The Audit Committee has determined that the payments made to the independent registered public accounting firm for these services are compatible with maintaining such auditors’ independence.

Our principal accountant’s full-time employees performed 100% of the work regarding the audit of our financial statements for the most recently completed fiscal year.

Vote Required

The affirmative vote of a majority of the votes cast for this Proposal is required to ratify the appointment of the Company’s independent registered public accounting firm. Abstentions will be counted towards the tabulation of votes cast on this Proposal but will have no effect on the outcome of the vote on this Proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this Proposal.

BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 5:
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL NO. 5.

PROPOSAL NO. 6

APPROVAL OF THE ADJOURNMENT PROPOSAL

We are asking the Company’s stockholders to consider and vote on the Adjournment Proposal, which is a proposal that will give the Board authority to adjourn the Annual Meeting from time to time, if necessary or appropriate, including to solicit additional proxies in the event there are not sufficient votes to approve any of the foregoing proposals at the time of the Annual Meeting or any adjournment or postponement thereof. If the Adjournment Proposal is approved, the Annual Meeting could be adjourned to a later date. The Company could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from Company stockholders who have previously voted. Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against the foregoing Proposals have been received, we could adjourn the Annual Meeting without a vote on the Proposals and seek to convince the holders of those shares to change their votes to votes in favor of the approval of the Proposals.

If the Annual Meeting is adjourned, Company stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use.

Vote Required

The Adjournment Proposal will be approved if the majority of the votes cast on this Proposal are cast “FOR” the proposal. Abstentions will be counted towards the tabulation of votes cast on this Proposal but will have no effect on the outcome of the vote on this Proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this Proposal.

BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 6
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOAL NO. 6.

PROPOSALS OF STOCKHOLDERS

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing to our Corporate Secretary at 950 Railroad Ave., Midland, PA 15059. With respect to proposals made pursuant to Rule 14a-8 promulgated under the Exchange Act, the proposal must be received by our Corporate Secretary by June 25, 2027 for inclusion in our proxy statement. In addition, all stockholder proposals submitted outside of the stockholder proposal rules promulgated pursuant to Rule 14a-8 under the Exchange Act, including nominations of director candidates, must be received by our Corporate Secretary no later than September 8, 2027 and no earlier than August 9, 2027 in order to be considered timely. In addition, stockholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, at the 2027 annual meeting of stockholders must also comply with all applicable requirements of Rule 14a-19 of the Exchange Act.

Notwithstanding the foregoing, if the date of the 2027 annual meeting of stockholders is scheduled to take place on a date that is more than 30 calendar days from the one year anniversary of the Annual Meeting, then we will promptly disclose, by filing a current report on Form 8-K, the date by which a stockholder or stockholder group must submit a proposal to us (i) pursuant to Rule 14a-8 promulgated under the Exchange Act or (ii) outside of the stockholder proposal rules promulgated pursuant to Rule 14a-8 under the Exchange Act, including nominations of director candidates.

You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

INFORMATION INCORPORATED BY REFERENCE

The financial and other information required by Item 13(a) of Schedule 14A is incorporated by reference from the 2025 Form 10-K.

ANNUAL REPORT

A printed copy of the 2025 Form 10-K may be obtained by our stockholders without charge upon written request to our Corporate Secretary at 950 Railroad Ave., Midland, PA 15059. You may also download a copy of our Annual Report on Form 10-K by visiting our corporate website at www.bigdigital.energy.

ANNEX A

BIG DIGITAL ENERGY, INC.
AMENDED AND RESTATED 2024 OMNIBUS EQUITY INCENTIVE PLAN

Section 1.            Purpose of Plan.

The name of the Plan is the Big Digital Energy, Inc. Amended and Restated 2024 Omnibus Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (i) provide an additional incentive to selected employees, directors, and independent contractors of the Company or its Affiliates whose contributions are essential to the growth and success of the Company, (ii) strengthen the commitment of such individuals to the Company and its Affiliates, (iii) motivate those individuals to faithfully and diligently perform their responsibilities and (iv) attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. To accomplish these purposes, the Plan provides that the Company may grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards, or any combination of the foregoing.

Section 2.            Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)     “Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.

(b)    “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified as of any date of determination.

(c)     “Applicable Laws” means the applicable requirements under U.S. federal and state corporate laws, U.S. federal and state securities laws, including the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan, as are in effect from time to time.

(d)    “Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Other Stock-Based Awards granted under the Plan.

(e)     “Award Agreement” means any written notice, agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

(f)     “Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.

(g)    “Board” means the Board of Directors of the Company.

(h)    “Bylaws” mean the bylaws of the Company, as may be amended and/or restated from time to time.

(i)     “Cause” shall mean, unless otherwise specifically provided in any applicable Award Agreement or in any other written employment or other agreement entered into between the Company and a Participant (in which case, the applicable Award Agreement or any other written employment agreement or other written agreement shall supersede, and the written employment agreement shall supersede all other agreements), with respect to any Participant: (1) the Participant’s commission of an act of fraud or embezzlement upon the Company or any of its affiliates; (2) the Participant’s commission of any willful act intended to injure the reputation, business, or any business relationship of the Company or any of its affiliates; (3) the Participant is found by a court of competent jurisdiction to have committed a felony (or equivalent offense under Applicable Law), unless the Administrator determines that such event shall not constitute Cause; or (4) the refusal or failure of the Participant to comply with any of his or her material obligations under any Award Agreement or to perform the Participant’s duties with the Company or any of its affiliates, as applicable, in a competent and professional manner that is not cured by the Participant within fifteen (15) business days after a written demand therefor is delivered to the Participant by the Company or, if applicable, an affiliate, which specifically identifies the manner in which the Company or affiliate, as applicable, believes that the Participant has materially breached the Award Agreement or not substantially

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performed the Participant’s duties; provided, however, that if the Company or applicable affiliate, in good faith, determines that the refusal or failure by the Participant is egregious in nature or is not susceptible of cure, then no such cure period shall be required.

(j)     “Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, shares of Common Stock or other property), stock split, reverse stock split, share subdivision or consolidation, (iii) combination or exchange of shares or (iv) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the shares of Common Stock such that an adjustment pursuant to Section 5 hereof is appropriate.

(k)    “Change in Control” means the first occurrence of any event set forth in any one of the following paragraphs following the Effective Date:

(1)    any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person which were acquired directly from the Company or any Affiliate thereof) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or

(2)    A form of a tender or exchange offer under Section 14(d) of the Exchange Act, pursuant to which a Person acquires ownership of the stock of the Company constituting more than fifty percent (50%) of the combined voting power of the stock of the Company, other than where such Person is (a) the Company or an Affiliate, (b) an employee benefit plan of the Company or any of its Affiliates, (c) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, or (d) an underwriter temporarily holding securities pursuant to an offering of such securities.

(3)    the date on which individuals who constitute the Board as of the Effective Date and any new director(other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of the number of directors serving on the Board; or

(4)    there is a merger or consolidation of the Company or any direct or indirect Subsidiary with any other corporation or other entity, other than (i) a merger or consolidation (A) which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, fifty percent (50%) or more of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (B) following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger or consolidation is then a Subsidiary, the ultimate parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or

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(5)    the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is an agreement for the sale or disposition by the Company of all or majority of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or majority of the Company’s assets.

(6)    A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any person or entity acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantial portion of the Company’s assets.

(7)    Notwithstanding the foregoing, (i) a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of shares of Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (ii) to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Change in Control shall be deemed to have occurred under the Plan with respect to any Award that constitutes deferred compensation under Section 409A of the Code only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code.

(8)    For purposes of this definition of Change in Control, the term “Person” shall not include (i) the Company or any Subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of the Company. Notwithstanding anything herein to the contrary, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions.

(l)     “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

(m)   “Committee” means the Compensation Committee appointed by the Board shall administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and any other qualifications required by the applicable stock exchange on which the shares of Common Stock are traded.

(n)    “Common Stock” means shares of common stock of the Company, par value $0.001 per share.

(o)    “Company” means Big Digital Energy, Inc., a Delaware corporation (or any successor company, except as the term “Company” is used in the definition of “Change in Control” above).

(p)    “Covered Executive” means any Executive Officer that (1) has received Incentive Compensation (A) during the Look-Back Period (as defined in Section 27) and (B) after beginning service as an Executive Officer; and (2) served as an Executive Officer at any time during the performance period for the applicable Incentive Compensation.

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(q)    “Disability” has the same meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement then in effect between the Participant and the Company or any of its Subsidiaries or Affiliates or, if no such agreement exists or if such agreement does not define “Disability,” then “Disability” shall mean the demonstrated and substantiated inability of the Participant to perform the essential functions of the Participant’s job by reason of a physical or mental infirmity, for a period of six (6) consecutive months.

(r)     “Effective Date” has the meaning set forth in Section 17 hereof.

(s)     “Eligible Recipient” means an employee, director or independent contractor of the Company or any Affiliate of the Company who has been selected as an eligible participant by the Administrator; provided, however, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, an Eligible Recipient of an Option or a Stock Appreciation Right means an employee, non-employee director or independent contractor of the Company or any Affiliate of the Company with respect to whom the Company is an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Code.

(t)     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(u)    “Executive Officer” means any “executive officer” as defined in Section 10D-1(d) of the Exchange Act whom the Board (or the Committee, as applicable) has determined is subject to the reporting requirements of Section 10D of the Exchange Act, and includes any person who is the Company’s president, principal financial officer, principal accounting officer (or if there is no such accounting officer, the controller), any vice-president of the issuer in charge of a principal business unit, division, or function (such as sales, administration, or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company (with any executive officers of the Company’s parent(s) or subsidiaries being deemed Executive Officers of the Company if they perform such policy making functions for the Company). All Executive Officers of the Company identified by the Board (or the Committee, as applicable) pursuant to 17 CFR 229.401(b) shall be deemed an “Executive Officer.”

(v)    “Exempt Award” shall mean the following:

(1)    An Award granted in assumption of, or in substitution for, outstanding awards previously granted by a corporation or other entity acquired by the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries combines by merger or otherwise. The terms and conditions of any such Awards may vary from the terms and conditions set forth in the Plan to the extent the Administrator at the time of grant may deem appropriate, subject to Applicable Laws.

(2)    An “employment inducement” award as described in the applicable stock exchange listing manual or rules may be granted under the Plan from time to time. The terms and conditions of any “employment inducement” award may vary from the terms and conditions set forth in the Plan to such extent as the Administrator at the time of grant may deem appropriate, subject to Applicable Laws.

(3)    An Award that an Eligible Recipient purchases at Fair Market Value (including Awards that an Eligible Recipient elects to receive in lieu of fully vested compensation that is otherwise due) whether or not the shares of Common Stock are delivered immediately or on a deferred basis.

(w)    “Exercise Price” means, (1) with respect to any Option, the per share price at which a holder of such Option may purchase a share of Common Stock issuable upon exercise of such Award, and (2) with respect to a Stock Appreciation Right, the base price per share of such Stock Appreciation Right.

(x)    “Fair Market Value” of a share of Common Stock or another security as of a particular date shall mean the fair market value, as determined by the Administrator in its sole discretion; provided, that, (1) if the share of Common Stock or other security is admitted or to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on such date, or if no shares were traded on such date, on the last preceding date for which there was a sale of a share of Common Stock on such exchange, or (2) if the share of Common Stock or other security is then traded in an over-the-counter

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market, the fair market value on any date shall be the average of the closing bid and asked prices for such share in such over-the-counter market for the last preceding date on which there was a sale of such share in such market.

(y)    “Free Standing Rights” has the meaning set forth in Section 8.

(z)     “Good Reason” has the meaning assigned to such term in any individual written employment agreement or written severance agreement or Award Agreement with the Participant or, if no such agreement exists or if any such agreement does not define “Good Reason,” “Good Reason” and any provision of this Plan that refers to “Good Reason” shall not be applicable to such Participant.

(aa)   “Incentive Compensation” shall be deemed to be any compensation (including any Award or any other short-term or long-term cash or equity incentive award or any other payment) that is granted, earned, or vested based wholly or in part upon the attainment of any financial reporting measure (i.e., any measures that are determined and presented in accordance with the accounting principles used in preparing the Company’s financial statements, and any measure that is derived wholly or in part from such measures, including stock price and total shareholder return). For the avoidance of doubt, financial reporting measures include “non-GAAP financial measures” for purposes of Exchange Act Regulation G and 17 CFR 229.10, as well as other measures, metrics and ratios that are not non-GAAP measures, like same store sales. Financial reporting measures may or may not be included in a filing with the Securities and Exchange Commission, and may be presented outside the Company’s financial statements, such as in Management’s Discussion and Analysis of Financial Conditions and Results of Operations or the performance graph.

(bb)  “ISO” means an Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(cc)   “Nonqualified Stock Option” shall mean an Option that is not designated as an ISO.

(dd)  “Option” means an option to purchase shares of Common Stock granted pursuant to Section 7 hereof. The term “Option” as used in the Plan includes the terms “Nonqualified Stock Option” and “ISO.”

(ee)   “Other Stock-Based Award” means a right or other interest granted pursuant to Section 10 hereof that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, a share of Common Stock, including, but not limited to, an unrestricted share of Common Stock, dividend equivalents or performance units, each of which may be subject to the attainment of performance goals or a period of continued provision of service or employment or other terms or conditions as permitted under the Plan.

(ff)    “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 below, to receive grants of Awards, and, upon a Participant’s death, the Participant’s successors, heirs, executors, and administrators, as the case may be.

(gg)  “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

(hh)  “Plan” means this Amended and Restated 2024 Omnibus Equity Incentive Plan.

(ii)    “Prior Plans” means the Company’s 2018 2024 Plan and the 2021 2024 Plan (as amended from time to time), as each are in effect immediately prior to the Effective Date.

(jj)    “Prior Plan Awards” means an award outstanding under the Prior Plans as of the Effective Date hereof.

(kk)  “Related Rights” has the meaning set forth in Section 8.

(ll)    “Restricted Period” has the meaning set forth in Section 9.

(mm)“Restricted Stock” means a share of Common Stock granted pursuant to Section 9 below subject to certain restrictions that lapse at the end of a specified period (or periods) of time and/or upon attainment of specified performance objectives.

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(nn)  “Restricted Stock Unit” means the right granted pursuant to Section 9 hereof to receive a share of Common Stock at the end of a specified restricted period (or periods) of time and/or upon attainment of specified performance objectives.

(oo)  “Rule 16b-3” has the meaning set forth in Section 3.

(pp)  “Stock Appreciation Right” means a right granted pursuant to Section 8 hereof to receive an amount equal to the excess, if any, of (1) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the shares of Common Stock covered by such Award or such portion thereof, over (2) the aggregate Exercise Price of such Award or such portion thereof.

(qq)  “Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person.

(rr)    “Transfer” has the meaning set forth in Section 15.

Section 3.            Administration.

The Plan shall be administered by the Administrator and shall be administered, to the extent applicable, in accordance with Rule 16b-3 under the Exchange Act (“Rule 16b-3”).

Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:

(1)    to select those Eligible Recipients who shall be Participants;

(2)    to determine or assign the determination of whether and to what extent Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;

(3)    to determine or assign the determination of the number of shares of Common Stock to be covered by each Award granted hereunder;

(4)    to determine or assign the determination of the terms and conditions of each Award or Award Agreement granted hereunder (including, but not limited to, (i) the restrictions applicable to Restricted Stock or Restricted Stock Units and the conditions under which restrictions applicable to such Restricted Stock or Restricted Stock Units shall lapse, (ii) the performance goals and periods applicable to Awards, (iii) the Exercise Price of each Option and each Stock Appreciation Right or the purchase price of any other Award, (iv) the vesting schedule and terms applicable to each Award, (v) the number of shares of Common Stock or amount of cash or other property subject to each Award and (vi) subject to the requirements of Section 409A of the Code (to the extent applicable) any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the payment schedules of such Awards and/or, to the extent specifically permitted under the Plan, accelerating the vesting schedules of such Awards);

(5)    to determine or assign the determination of the terms and conditions which shall govern all written instruments evidencing Awards;

(6)    to determine the Fair Market Value in accordance with the terms of the Plan;

(7)    to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s service or employment for purposes of Awards granted under the Plan;

(8)    to adopt, alter and repeal such administrative rules, regulations, guidelines and practices governing the Plan as it shall from time to time deem advisable;

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(9)    to construe and interpret the terms and provisions of, and supply or correct omissions in, the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan; and

(10)  to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-United States laws or for qualifying for favorable tax treatment under applicable non-United States laws, which rules and regulations may be set forth in an appendix or appendixes to the Plan.

All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive, and binding on all Persons, including the Company and the Participants subject to any provisions as specified in a written employment or other agreement with Participant.

The expenses of administering the Plan shall be borne by the Company and its Affiliates.

If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Articles of Incorporation or Bylaws of the Company, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.

Section 4.            Shares of Common Stock Reserved for Issuance Under the Plan.

Subject to Section 5 hereof, the number of shares of Common Stock that are reserved and available for issuance pursuant to Awards granted under the Plan shall be equal to the sum of (i) 1,500,000 shares of Common Stock, and (ii) the number of shares of Common Stock underlying forfeited Prior Plan Awards as provided in Section 4(b), below; provided, that, shares of Common Stock issued under the Plan with respect to an Exempt Award shall not count against such share limit. The number of shares of Common Stock available for grant and issuance under this Plan will be automatically increased on the first day of each calendar year beginning with the first January 1 following the Effective Date and ending with the last January 1 during the initial ten-year term of the Plan, equal to the lesser of (A) 250,000 shares of Common Stock and (B) such lesser specified number of shares of Common Stock as determined by the Board. Post the adoption of this Plan, no further awards shall be made under the Prior Plans on or after the Effective Date, provided all Prior Plan Awards which are outstanding as of the Effective Date shall continue to be governed by the terms, conditions and procedures set forth in the Prior Plans and any applicable award agreement.

Shares of Common Stock issued under the Plan may, in whole or in part, be authorized but unissued shares of Common Stock or shares of Common Stock that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If an Award entitles the Participant to receive or purchase shares of Common Stock, the number of shares of Common Stock covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of shares of Common Stock available for granting Awards under the Plan. If any Award or Prior Plan Awards, as applicable, expire, lapse or are terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award or Prior Plan Award being repurchased by the Company at or below the original issuance price), in any case in a manner that results in any share of Common Stock covered by such Award or Prior Plan Award, as applicable, not being issued or being so reacquired by the Company, the unused shares of Common Stock covered by such Award or Prior Plan Award, as applicable, shall again be available for the grant of Awards under the Plan. Further, shares of Common Stock delivered (either by actual delivery or attestation) to the Company by a Participant to (1) satisfy the applicable exercise or purchase price of an Award or Prior Plan Award, and/or (2) to satisfy any applicable tax withholding obligation (including shares of Common Stock retained by the Company from an Award or Prior Plan Award, as applicable, being exercised or purchased and/or creating the tax obligations), in each case, shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan. However, in the case of ISOs, the immediately preceding sentence shall be subject to any limitations under the Code.

In addition,

(1)    to the extent an Award or Prior Plan Award, as applicable, is denominated in shares of Common Stock, but paid or settled in cash, the number of shares of Common Stock with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan, and

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(2)    shares of Common Stock underlying Awards that can only be settled in cash shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of shares of Common Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares of Common Stock shall no longer be available for grant under the Plan.

No more than 10,000,000 shares of Common Stock shall be issued pursuant to the exercise of ISOs. The number of shares that shall be issued pursuant to the exercise of ISOs under this Plan will be automatically increased on the first day of each calendar year beginning with the first January 1 following the Effective Date and ending with the last January 1 during the initial ten-year term of the Plan, equal to the lesser of (A) 5,000,000 shares of Common Stock; (B) such lesser specified number of shares of Common Stock as determined by the Board.

Section 5.            Equitable Adjustments.

In the event of any Change in Capitalization,

(i)     an equitable substitution or proportionate adjustment shall be made in the aggregate number and kind of securities reserved for issuance under the Plan pursuant to Section 4,

(ii)    the kind, number of securities subject to, and the Exercise Price subject to outstanding Options and Stock Appreciation Rights granted under the Plan

(iii)   the kind, number and purchase price of a share of Common Stock or other securities the amount of cash or amount or type of other property subject to outstanding Restricted Stock, Restricted Stock Units or Other Stock-Based Awards granted under the Plan; and/or

(iv)   the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets, or criteria with respect thereto); provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any outstanding Award granted hereunder in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of a share of Common Stock, cash or other property covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any; provided, however, that if the Exercise Price or purchase price of any outstanding Award is equal to or greater than the Fair Market Value of the shares of Common Stock, cash or other property covered by such Award, the Administrator may cancel such Award without the payment of any consideration to the Participant. Further, without limiting the generality of the foregoing, with respect to Awards subject to foreign laws, adjustments made hereunder shall be made in compliance with applicable requirements. Except to the extent determined by the Administrator, any adjustments to ISOs under this Section 5 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code. The Administrator’s determinations pursuant to this Section 5 shall be final, binding and conclusive.

Section 6.            Eligibility.

The Participants in the Plan shall be selected from time to time by the Administrator, in its sole discretion, from those individuals that qualify as Eligible Recipients.

Section 7.            Options.

(a)     General.    Options granted under the Plan shall be designated as Nonqualified Stock Options or ISOs. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option, and whether the Option is intended to be an ISO or a Nonqualified Stock Option (and in the event the Award Agreement has no such designation, the Option shall be a Nonqualified Stock Option). The provisions of each Option need not be the same with respect to each Participant.

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More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement.

(b)    Exercise Price.    The Exercise Price of a share of Common Stock purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant.

(c)     Option Term.    The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement. Notwithstanding the foregoing, subject to Section 4(d) of the Plan, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as the Administrator, in its sole discretion, deems appropriate.

(d)    Exercisability.    Each Option shall be subject to vesting or becoming exercisable at such time or times and subject to such terms and conditions, including the attainment of performance goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion.

(e)     Method of Exercise.    Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole shares of Common Stock to be purchased, accompanied by payment in full of the aggregate Exercise Price of the share of Common Stock so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion subject to any provisions in a written agreement with the Participant, with respect to any Option or category of Options, payment in whole or in part may also be made:

(i)     by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of a share of Common Stock otherwise issuable upon exercise),

(ii)    in the form of a share of unrestricted Common Stock already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the share of Common Stock as to which such Option shall be exercised,

(iii)   by any other form of consideration approved by the Administrator and permitted by Applicable Laws, or

(iv)   by any combination of the foregoing.

(f)     ISOs.    The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations, and administrative procedures established by the Administrator from time to time in accordance with the Plan. At the discretion of the Administrator, ISOs may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company.

(g)    ISO Grants to 10% Stockholders.    Notwithstanding anything to the contrary in the Plan, if an ISO is granted to a Participant who owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company, the term of the ISO shall not exceed five (5) years from the time of grant of such ISO and the Exercise Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the share of Common Stock on the date of grant.

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(h)    $100,000 Per Year Limitation for ISOs.    To the extent the aggregate Fair Market Value (determined on the date of grant) of the share of Common Stock for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Stock Options.

(i)     Disqualifying Dispositions.    Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date the Participant makes a “disqualifying disposition” of any share of Common Stock acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such share of Common Stock before the later of (i) two years after the date of grant of the ISO and (ii) one year after the date the Participant acquired the share of Common Stock by exercising the ISO. The Company may, if determined by the Administrator and in accordance with procedures established by it, retain possession of any share of Common Stock acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such share of Common Stock.

(j)     Rights as Stockholder.    A Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a stockholder with respect to the share of Common Stock subject to an Option until the Participant has given written notice of the exercise thereof and has paid in full for such share of Common Stock and has satisfied the requirements of Section 15 hereof.

(k)    Termination of Employment or Service.    Treatment of an Option upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement or in a written employment or other agreement with the Participant.

(l)     Other Change in Employment or Service Status.    An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, in the discretion of the Administrator subject to any provisions in a written agreement with the Participant.

Section 8.            Stock Appreciation Rights.

(a)     General.    Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made. Each Participant who is granted a Stock Appreciation Right shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of shares of Common Stock to be awarded, the Exercise Price per share of Common Stock, and all other conditions of Stock Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more shares of Common Stock than are subject to the Option to which it relates. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement

(b)    Awards; Rights as Stockholder.  A Participant shall have no rights to dividends or any other rights of a stockholder with respect to shares of Common Stock, if any, subject to a Stock Appreciation Right until the Participant has given written notice of the exercise thereof and has satisfied the requirements of Section 15 hereof.

(c)     Exercise Price.    The Exercise Price of a share of Common Stock purchasable under a Stock Appreciation Right shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of a Stock Appreciation Right be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant.

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(d)    Exercisability.

(i)     Stock Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.

(ii)    Stock Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8 of the Plan.

(e)     Payment Upon Exercise.

(i)     Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of shares of Common Stock equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price per share specified in the Free Standing Right multiplied by the number of shares of Common Stock in respect of which the Free Standing Right is being exercised.

(ii)    A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than that number of shares of Common Stock equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option multiplied by the number of shares of Common Stock in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

(iii)   Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Stock Appreciation Right in cash (or in any combination of shares of Common Stock and cash).

(f)     Termination of Employment or Service. Treatment of a Stock Appreciation Right upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement.

(g)    Term.

(i)     The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.

(ii)    The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.

(h)    Other Change in Employment or Service Status. Stock Appreciation Rights shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment or service status of a Participant, in the discretion of the Administrator subject to any provisions in a written agreement with the Participant.

Section 9.            Restricted Stock and Restricted Stock Units.

(a)     General.    Restricted Stock or Restricted Stock Units may be issued under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Stock or Restricted Stock Units shall be made. Each Participant who is granted Restricted Stock or Restricted Stock Units shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion subject to any provisions in a written employment or other agreement with the Participant, including, among other things, the number of shares of Common Stock to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock or Restricted Stock Units; the period of time restrictions, performance goals or other conditions that apply to transferability, delivery or vesting of such Awards (the “Restricted Period”); and all other conditions applicable to the Restricted Stock and Restricted Stock Units. If the restrictions, performance goals or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Stock or Restricted Stock Units, in accordance with the terms of the grant subject to any provisions in a written employment or other agreement with the Participant. The provisions of the Restricted Stock or Restricted Stock Units need not be the same with respect to each Participant.

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(b)    Awards and Certificates.    Except as otherwise provided below in Section 9(c), (i) each Participant who is granted an Award of Restricted Stock may, in the Company’s sole discretion, be issued a share certificate in respect of such Restricted Stock; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to any such Award. The Company may require that the share certificates, if any, evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a share transfer form, endorsed in blank, relating to the shares of Common Stock covered by such Award. Certificates for unrestricted shares of Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in such Restricted Stock Award. With respect to Restricted Stock Units to be settled in shares of Common Stock, at the expiration of the Restricted Period, share certificates in respect of the shares of Common Stock underlying such Restricted Stock Units may, in the Company’s sole discretion, be delivered to the Participant, or Participant’s legal representative, in a number equal to the number of shares of Common Stock underlying the Restricted Stock Units Award. Notwithstanding anything in the Plan to the contrary, any Restricted Stock or Restricted Stock Units to be settled in shares of Common Stock (at the expiration of the Restricted Period, and whether before or after any vesting conditions have been satisfied) may, in the Company’s sole discretion, be issued in uncertificated form. Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Stock Units, at the expiration of the Restricted Period, shares of Common Stock, or cash, as applicable, shall promptly be issued (either in certificated or uncertificated form) to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance or payment shall in any event be made within such period as is required to avoid the imposition of a tax under Section 409A of the Code.

(c)     Restrictions and Conditions.    The Restricted Stock or Restricted Stock Units granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code where applicable, thereafter:

(i)     The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance goals, the Participant’s termination of employment or service with the Company or any Affiliate thereof, or the Participant’s death or Disability, subject to any provisions in a written employment agreement or other agreement with the Participant. Notwithstanding the foregoing, upon a Change in Control, the outstanding Awards shall be subject to Section 11 hereof.

(ii)    Except as provided in the applicable Award Agreement, the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Stock during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to an Award, shall only become payable if (and to the extent) the underlying Restricted Stock vests. Except as provided in the applicable Award Agreement, the Participant shall generally not have the rights of a stockholder with respect to shares of Common Stock subject to Restricted Stock Units during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to dividends declared during the Restricted Period with respect to the number of shares of Common Stock covered by Restricted Stock Units shall, unless otherwise set forth in an Award Agreement, be paid to the Participant at the time (and to the extent) shares of Common Stock in respect of the related Restricted Stock Units are delivered to the Participant. Certificates for unrestricted shares of Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Stock or Restricted Stock Units, except as the Administrator, in its sole discretion, shall otherwise determine.

(iii)   The rights of Participants granted Restricted Stock or Restricted Stock Units upon termination of employment or service as a director or independent contractor to the Company or to any Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement or in a written employment agreement or other agreement with the Participant.

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(d)    Form of Settlement.    Company shall, in accordance with the applicable Award Agreement and per this Plan, transfer to the Participant one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the settlement date, or a combination of cash and Shares as determined by the Administrator.

Section 10.          Other Stock-Based Awards.

Other Stock-Based Awards may be issued under the Plan. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Stock-Based Awards shall be granted subject to any provisions in a written employment or other agreement with the Participant. Each Participant who is granted an Other Stock-Based Award shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of shares of Common Stock to be granted pursuant to such Other Stock-Based Awards, or the manner in which such Other Stock-Based Awards shall be settled (e.g., in shares of Common Stock, cash or other property), or the conditions to the vesting and/or payment or settlement of such Other Stock-Based Awards (which may include, but not be limited to, achievement of performance criteria) and all other terms and conditions of such Other Stock-Based Awards, subject to any provisions in a written employment or other agreement with the Participant. In the event that the Administrator grants a bonus in the form of shares of Common Stock, the shares of Common Stock constituting such bonus shall, as determined by the Administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such bonus is payable. Notwithstanding anything set forth in the Plan to the contrary, any dividend or dividend equivalent Award issued hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying Award.

Section 11.          Change in Control.

Unless otherwise evidenced in an Award Agreement, employment agreement, or other written agreement with the Participant, in the event that (a) a Change in Control occurs, and (b) the Participant is employed by, or otherwise providing services to, the Company or any of its Affiliates prior to such Change in Control, then upon such Change in Control, the Administrator in its discretion, unless otherwise evidenced or in conflict with any provisions of an Award Agreement or a written employment agreement or any other written agreement with the Participant, may:

(i)     provide that any unvested or unexercisable portion of any Award carrying a right to exercise to become fully vested, settled and exercisable; and

(ii)    cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted under the Plan to lapse and such Awards shall be deemed fully vested and settled and any performance conditions imposed with respect to such Awards shall be deemed to be fully achieved at least at target performance levels.

Notwithstanding the foregoing, in the event that a Participant’s employment is terminated by Company or by Participant for Good Reason upon a Change in Control or within thirty-six (36) months following receipt of an offer or any such event or trigger that results in a Change in Control, the time-vesting portion of any Award granted to such Participant shall accelerate, vest and settle immediately in full, and the performance-vesting portion of any such Award shall vest and settle immediately at least at target level, in each case upon the date of termination of employment or service of such Participant.

Section 12.          Amendment and Termination.

The Board may amend, alter or terminate the Plan at any time, but no amendment, alteration or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s written consent or impair the rights of a Participant pursuant to a written employment agreement or other agreement. The Board shall obtain approval of the Company’s stockholders for any amendment that would require such approval in order to satisfy the requirements of any rules of the stock exchange on which the shares of Common Stock are traded or other Applicable Law. Subject to Section 3(c), the Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 5 of the Plan and the immediately preceding sentence, no such amendment shall impair the rights of any Participant without his or her written consent.

Annex A-13

Section 13.          Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 14.          Withholding Taxes.

Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for purposes of applicable taxes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of an amount up to the maximum statutory tax rates in the Participant’s applicable jurisdiction with respect to the Award as determined by the Company, unless otherwise provided in a written employment agreement or other agreement with the Participant. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by Applicable Laws, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any applicable withholding tax requirements related thereto. Whenever shares of Common Stock or property other than cash are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related taxes to be withheld and applied to the tax obligations unless otherwise provided in a written employment or other agreement with the Participant; provided, that, with the approval of the Administrator, a Participant may satisfy the foregoing requirement by either (i) electing to have the Company withhold from delivery of shares of Common Stock or other property, as applicable, or (ii) delivering already owned unrestricted shares of Common Stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. Such already owned and unrestricted shares of Common Stock shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined or other date as specified by the Company and any fractional share amounts resulting therefrom shall be settled in cash. Such an election may be made with respect to all or any portion of the shares of Common Stock to be delivered pursuant to an Award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by Applicable Laws, to satisfy its withholding obligation with respect to any Award.

Section 15.          Transfer of Awards.

Until such time as the Awards are fully vested and/or exercisable in accordance with the Plan or an Award Agreement, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such shares of Common Stock or other property underlying such Award. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option or a Stock Appreciation Right may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal Disability, by the Participant’s guardian or legal representative.

Section 16.          Continued Employment or Service.

Neither the adoption of the Plan nor the grant of an Award shall confer upon any Eligible Recipient any right to continued employment or service with the Company or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.

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Section 17.          Effective Date.

The Plan was approved by the Board on April 12, 2024 and was adopted and became effective on June 12, 2024, the date that it was approved by the Company’s stockholders (the “Effective Date”). The Amended and Restated Plan was approved by the Board on September 24, 2026 and shall become effective on November 13, 2026, if it is approved by the Company’s stockholders.

Section 18.          Electronic Signature.

Participant’s electronic signature of an Award Agreement shall have the same validity and effect as a signature affixed by hand.

Section 19.          Term of Plan.

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

Section 20.          Securities Matters and Regulations.

(a)     Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver shares of Common Stock with respect to any Award granted under the Plan shall be subject to all Applicable Laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.

(b)    Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of shares of Common Stock is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of shares of Common Stock, no such Award shall be granted or payment made or shares of Common Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

(c)     In the event that the disposition of shares of Common Stock acquired pursuant to the Plan is not covered by the then current registration statement under the Exchange Act and is not otherwise exempt from such registration, such shares of Common Stock shall be restricted against transfer to the extent required by the Exchange Act or regulations thereunder, and the Administrator may require a Participant receiving shares of Common Stock pursuant to the Plan, as a condition precedent to receipt of such shares of Common Stock, to represent to the Company in writing that the shares of Common Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

Section 21.          Section 409A of the Code.

The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such Awards (or other amounts) shall instead be

Annex A-15

made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.

Section 22.          Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service.

Section 23.          No Fractional Shares.

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 24.          Beneficiary.

A Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

Section 25.          Paperless Administration.

In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

Section 26.          Severability.

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

Section 27.          Clawback.

Notwithstanding any other provisions in this Plan and subject to any provisions in a written employment agreement or other agreement with Participant, any Award received by a Participant which is subject to clawback under any Applicable Laws, government regulation or stock exchange listing requirement (or any policy adopted by the Company in conformity with such Applicable Law, government regulation or stock exchange listing requirement), may be subject to such clawback as are mandatorily required to be made pursuant to such Applicable Law, government regulation or stock exchange listing requirement (or any policy adopted by the Company in conformity with any such law, government regulation or stock exchange listing requirement on or following the Effective Date).

Section 28.          Governing Law.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles of conflicts of law of such state.

Section 29.          Indemnification.

To the extent allowable pursuant to Applicable Law, each member of the Board and the Administrator and any officer or other employee to whom authority to administer any component of the Plan is designated shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of

Annex A-16

judgment in such action, suit, or proceeding against him or her; provided, however, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled pursuant to the Company’s Articles of Incorporation or Bylaws, a written agreement with the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 30.          Titles and Headings, References to Sections of the Code or Exchange Act.

The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

Section 31.          Successors.

The obligations of the Company under the Plan shall be fully binding upon any successor corporation or organization resulting from the merger, consolidation, or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets or business of the Company.

Section 32.          Relationship to other Benefits.

No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

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ANNEX B

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

BIG DIGITAL ENERGY, INC.

Big Digital Energy, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1.

This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Certificate of Incorporation filed with the Delaware Secretary of State on February 10, 2012, as amended February 28, 2012, July 18, 2013, November 15, 2017, March 1, 2018, October 22, 2018, March 17, 2021, June 9, 2021, August 11, 2021, February 6, 2023, November 19, 2025, February 2, 2026, April 20, 2026 and June 8, 2026 (as amended, the “Charter”).

2.

That by written consent of the Board of Directors (the “Board”) of the Corporation on September 24, 2026, resolutions were duly adopted by the Board setting forth a proposed amendment and restatement of Section 3.1 of Article III of the Charter, so that, as amended and restated, said Section 3.1 of said Article III shall be and read as set forth below (the “Charter Amendment”):

“Authorized Shares. The total number of shares of stock which the corporation shall have authority to issue is 600,000,000 shares of common stock, par value $.001 per share, and 2,000,000 shares of preferred stock, par value $.001 per share.”

with the Board declaring said Charter Amendment to be advisable and directing that the Charter Amendment be presented to the stockholders of the Corporation at the 2026 annual meeting of stockholders, along with the Board’s recommendation that the stockholders vote in favor of said Charter Amendment.

3.

That thereafter, pursuant to resolution of its Board, such Charter Amendment has been consented to and authorized by a majority of the votes cast on the proposal at its 2026 annual meeting of stockholders on November 13, 2026.

4.	That the aforesaid Charter Amendment was duly adopted in accordance with applicable provisions of Sections 222 and 242 of the General Corporation Law of the State of Delaware.
5.	All other provisions of the Certificate of Incorporation shall remain in full force and effect.
6.	The effective date and time of this Certificate of Amendment, in accordance with Section 103(d) of the DGCL, shall be 11:59 p.m. Eastern Daylight Time on November 13, 2026.

Annex B-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Kaliste Saloom, its duly authorized General Counsel and Corporate Secretary, on November 13, 2026.

By:
Kaliste Saloom
General Counsel and Corporate Secretary

Annex B-2

PRELIMINARY PROXY CARD — SUBJECT TO COMPLETION

DATED OCTOBER 9, 2026

BIG DIGITAL ENERGY VOTE ENDORSEMENT_LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 C 123456789 000000000.00000 ext 000000000.00000 ext 000000000.00000 ext 000000000.00000 ext 000000000.00000 ext 000000000.00000 ext Your vote matters – here’s how to vote! You may vote online or by signing and mailing this card. Online Go to www.investorvote.com/BGDE or scan the QR code – login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US Territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/BGDE Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X STOCKHOLDER MEETING NOTICE – BIG DIGITAL ENERGY, INC. 1234 5678 9012 345 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE A Proposals – The Board of Directors recommends a vote FOR all nominees named in Proposal 1 and FOR Proposals 2, 3, 4, 5 and 6 Approve the election of seven (7) nominees as directors of the Company to serve until the 2027 annual meeting of stockholders – For Withhold (i) - Kyle B. Danges (ii) - K. Rodger Davis (iii) - Lisa R. Hough (iv) - Joshua A. Kilgore (v) - Daniel J. Morrison (vi) - Cody R. Smith (vii) - Phillip Stanley Approve the potential issuance of common stock upon conversion of the Series C Convertible Preferred Stock and exercise of warrant equal to 20% or more of the common stock outstanding before the issuance of the Series C Convertible Preferred Stock For Against Abstain Amend and restate the 2024 Omnibus Incentive Plan to increase the number of shares of common stock authorized for issuance under the Plan by 1,000,000 shares For Against Abstain Amend the Company’s certificate of incorporation to increase the number of authorized shares of common stock from 90,000,000 to 200,000,000 shares and the number of authorized shares of preferred stock from 1,000,000 to 2,000,000 shares Ratify the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 Authorize the adjournment, if necessary, of the Annual Meeting, including to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the foregoing proposals B Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below Please sign this proxy card and sign your name as it appears on your stock certificates. Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign. Date (mm/dd/yyyy) – Please print date below Signature 1 – Please keep signature within the box. Signature 2 – Please keep signature within the box. C 123456789 J N MR A SAMPLE (THIS AREA IS LEFT UP TO ACCOMMODATE MR A CHARACTER, MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE) 1UPX 699360 04B3E

2026 Annual Meeting of Stockholders of Big Digital Energy, Inc. November 13, 2026 at 10:00 am ET 2026 Annual Meeting of Stockholders of Big Digital Energy, Inc. To be held on Friday, November 13, 2026 at 10:00 am ET, virtually via the Internet at meetnow.global/M5XML7Y. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The materials are available at: www.investorvote.com/BGDE Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/BGDE IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. BIG DIGITAL ENERGY, INC. Notice of 2026 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — November 13, 2026 Joshua A. Kilgore, Phillip Stanley, and Cody R. Smith or any of them (each, a “Proxy”), with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Big Digital Energy, Inc. to be held on November 13, 2026 at 10:00 am ET. This proxy, when properly executed, will be voted in the manner directed herein. If no directions are indicated, the Proxies will have authority to vote FOR Proposal 1 (for all nominees), and FOR Proposals 2, 3, 4, 5 and 6. Proposals to be voted on at the meeting are listed on the reverse side. The Board of Directors recommends that you vote FOR Proposal 1 (for all nominees), and FOR Proposals 2, 3, 4, 5 and 6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments and postponements thereof. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.